                                CMBS NEW ISSUE
                             COLLATERAL TERM SHEET

                           ------------------------

                                $1,739,023,000
                      (APPROXIMATE OFFERED CERTIFICATES)

                                $1,877,487,976
                    (APPROXIMATE TOTAL COLLATERAL BALANCE)

                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

                           ------------------------

                     GENERAL ELECTRIC CAPITAL CORPORATION
                             BANK OF AMERICA, N.A.
                      GERMAN AMERICAN CAPITAL CORPORATION
                            AS MORTGAGE LOAN SELLERS

                           ------------------------

-----------------------------------------------------------------------------------------------------------
            INITIAL CLASS   INITIAL PASS-                                    PRINCIPAL
           CERTIFICATE OR      THROUGH      RATINGS   SUBORDINATION    WAL    WINDOW        ASSUMED FINAL
CLASS     NOTIONAL BALANCE       RATE      S&P/FITCH      LEVELS     (YRS.)    (MO.)      DISTRIBUTION DATE
-----------------------------------------------------------------------------------------------------------

  A-1      $   56,500,000         %         AAA/AAA       20.000%      2.68     1-56       JANUARY 10, 2010
  A-2      $  334,500,000         %         AAA/AAA       20.000%      4.78    56-60         MAY 10, 2010
  A-3      $  132,600,000         %         AAA/AAA       20.000%      6.60    79-83        APRIL 10, 2012
 A-AB      $   73,341,000         %         AAA/AAA       20.000%      7.41    60-115     DECEMBER 10, 2014
  A-4      $  453,800,000         %         AAA/AAA       20.000%      9.80   115-119       APRIL 10, 2015
 A-1A      $  451,249,000         %         AAA/AAA       20.000%      7.26    1-119        APRIL 10, 2015
  A-J      $  150,199,000         %         AAA/AAA       12.000%      9.90   119-120        MAY 10, 2015
  X-P      $1,835,714,000         %         AAA/AAA         N/A         N/A     N/A          MAY 10, 2012
   B       $   14,081,000         %         AA+/AA+       11.250%      9.96   120-120        MAY 10, 2015
   C       $   30,509,000         %          AA/AA         9.625%      9.96   120-120        MAY 10, 2015
   D       $   16,428,000         %         AA-/AA-        8.750%      9.96   120-120        MAY 10, 2015
   E       $   25,816,000         %           A/A          7.375%      9.96   120-120        MAY 10, 2015
-----------------------------------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                        DEUTSCHE BANK SECURITIES
Co-Lead and Joint Bookrunning Manager    Co-Lead and Joint Bookrunning Manager

CITIGROUP                           JPMORGAN                 MERRILL LYNCH & CO.
Co-Manager                         Co-Manager                         Co-Manager

                                                                  April 29, 2005

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

TRANSACTION FEATURES
> Sellers:

--------------------------------------------------------------------------------
                                            NO. OF      CUT-OFF DATE
            SELLERS                         LOANS        BALANCE ($)   % OF POOL
--------------------------------------------------------------------------------

General Electric Capital Corporation          89(1)      846,184,094      45.07
Bank of America, N.A.                         33         552,557,350      29.43
German American Capital Corporation           24(1)      478,746,532      25.50
--------------------------------------------------------------------------------
TOTAL:                                       145       1,877,487,976     100.00
--------------------------------------------------------------------------------

        (1)   Includes the General Motors Building mortgage loan, which was contributed by both General Electric Capital Corporation and by
              German American Capital Corporation. Such mortgage loan is included in each such seller's number of mortgage loans, and 50%
              of the cut-off date balance of such mortgage loan is included in each such seller's cut-off date balance of mortgage loans.

> Loan Pool:
    o  Average Cut-off Date Balance: $12,948,193
    o  Largest Loan by Cut-off Date Balance: $165,000,000 (Shadow Rated "AA"
       by S&P and Fitch)
    o  Five largest and ten largest loans: 25.29% and 35.26% of pool, respectively

> Credit Statistics:
    o  Weighted average underwritten DSCR of 1.61x
    o  Weighted average Cut-off Date LTV ratio of 68.25%; weighted average balloon LTV ratio of 61.28%

> Property Types:

                                   [PIE CHART]

                        Multifamily             28.14%
                        Office                  28.00%
                        Retail                  22.04%
                        Hotel                    7.51%
                        Self Storage             5.52%
                        Manufactured Housing     4.64%
                        Industrial               2.51%
                        Mixed Use                1.64%

> Call Protection (as applicable):
    o  87.71% of the pool (Cut-off Date Balance) has a lockout period ranging from 24 to 29 payments from origination, then defeasance.
    o  12.29%(2)(3) of the pool (Cut-off Date Balance) has a lockout period ranging from 1 to 60 payments from origination, then yield maintenance.
       (2)   With respect to one of these mortgage loans, representing 5.64% of the aggregate Cut-off Date Balance, the borrower has the option of choosing yield maintenance or defeasance under certain
             circumstances.

       (3)   One mortgage loan (representing 0.37% of the aggregate Cut-off
             Date Balance), which provides that the borrower may prepay the loan in connection with a purchase of the related mortgaged property by the related sole tenant, has been included in this category. Such mortgage loan is not indicated in the range of lockout periods.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

>  Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
                INITIAL                                                                        ASSUMED FINAL          INITIAL
             CERTIFICATE OR   SUBORDINATION      RATINGS       AVERAGE         PRINCIPAL        DISTRIBUTION       PASS-THROUGH
CLASS     NOTIONAL BALANCE(1)     LEVELS      (S&P/ FITCH) LIFE (YRS.)(2)   WINDOW (MO.)(2)       DATE(2)        RATE (APPROX.)(3)
----------------------------------------------------------------------------------------------------------------------------------

A-1(4)       $   56,500,000      20.000%         AAA/AAA         2.68            1-56         January 10, 2010%
A-2(4)       $  334,500,000      20.000%         AAA/AAA         4.78           56-60           May 10, 2010%
A-3(4)       $  132,600,000      20.000%         AAA/AAA         6.60           79-83          April 10, 2012%
A-AB(4)      $   73,341,000      20.000%         AAA/AAA         7.41           60-115       December 10, 2014%
A-4(4)       $  453,800,000      20.000%         AAA/AAA         9.80          115-119         April 10, 2015%
A-1A(4)      $  451,249,000      20.000%         AAA/AAA         7.26           1-119          April 10, 2015%
  A-J        $  150,199,000      12.000%         AAA/AAA         9.90          119-120          May 10, 2015%
X-P(5)       $1,835,714,000        N/A           AAA/AAA          N/A            N/A            May 10, 2012%
   B         $   14,081,000      11.250%         AA+/AA+         9.96          120-120          May 10, 2015%
   C         $   30,509,000       9.625%          AA/AA          9.96          120-120          May 10, 2015%
   D         $   16,428,000       8.750%         AA-/AA-         9.96          120-120          May 10, 2015%
   E         $   25,816,000       7.375%           A/A           9.96          120-120          May 10, 2015%
----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES(6)

------------------------------------------------------------------------------------------------------------------------------------
                   INITIAL                                                                         ASSUMED FINAL        INITIAL
                CERTIFICATE OR     SUBORDINATION     RATINGS        AVERAGE         PRINCIPAL       DISTRIBUTION     PASS-THROUGH
   CLASS     NOTIONAL BALANCE(1)       LEVELS      (S&P/FITCH)  LIFE (YRS.)(2)   WINDOW (MO.)(2)      DATE(2)      RATE (APPROX.)(3)
------------------------------------------------------------------------------------------------------------------------------------

    X-C(5)      $1,877,487,976           N/A         AAA/AAA         N/A              N/A          May 10, 2025%
      F         $   16,428,000         6.500%         A-/A-          9.96           120-120        May 10, 2015%
      G         $   21,121,000         5.375%       BBB+/BBB+        9.96           120-120        May 10, 2015%
      H         $   16,429,000         4.500%        BBB/BBB         9.96           120-120        May 10, 2015%
      J         $   21,121,000         3.375%       BBB-/BBB-        9.96           120-120        May 10, 2015%
      K         $    9,388,000         2.875%        BB+/BB+         9.96           120-120        May 10, 2015%
      L         $    7,040,000         2.500%         BB/BB         10.04           120-121       June 10, 2015%
      M         $    9,388,000         2.000%        BB-/BB-        10.04           121-121       June 10, 2015%
      N         $    2,347,000         1.875%         B+/NR         10.04           121-121       June 10, 2015%
      O         $    7,040,000         1.500%          B/NR         11.55           121-144        May 10, 2017%
      P         $    4,694,000         1.250%         B-/NR         11.96           144-144        May 10, 2017%
      Q         $   23,468,976         0.000%         NR/NR         14.19           144-240        May 10, 2025%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)   Subject to a permitted variance of plus or minus 5%.

(2)   Based on the structuring assumptions, assuming 0% CPR, described in the
      Prospectus Supplement.

(3)   The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A,
      Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H
      and Class J certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans, (iii) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans less a specified percentage or (iv) a rate equal to the weighted average of the net mortgage interest rate of the mortgage loans. The
      Class K, Class L, Class M, Class N, Class O, Class P and Class Q
      certificates will each accrue interest at a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans.

(4)   For purposes of making distributions to the Class A-1, Class A-2, Class
      A-3, Class A-AB, Class A-4 and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 103 mortgage loans, representing approximately 75.97% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan group
      2 will consist of 42 mortgage loans, representing approximately 24.03% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan group 2 will include approximately 74.61% of the aggregate principal balance of all the mortgage loans secured by multifamily properties and approximately 65.64% of the aggregate principal balance of all the mortgage loans secured by manufactured housing communities.

      So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
      Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class X-C and
      Class X-P certificates, interest distributions on the Class A-1, Class
      A-2, Class A-3, Class A-AB and Class A-4 certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A certificates will be based upon amounts available relating to mortgage loans in loan group 2.

      In addition, the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
      certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 and, after the certificate principal balance of the Class A-1A certificates has been reduced to zero, distributions of principal collected or advanced in respect of mortgage loans in loan group 2. The Class A-1A certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 and, after the certificate principal balance of the Class A-4 certificates has been reduced to zero, distributions of principal collected or advanced in respect of mortgage loans in loan group 1. However, on and after any distribution date on which the certificate principal balances of the Class
      A-J through Class Q certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class
      A-AB, Class A-4 and Class A-1A certificates, pro rata.

(5)   The aggregate amount of interest accrued on the Class X-C and Class X-P certificates will generally be equal to interest accrued on the stated
      principal balance of the mortgage loans at the excess, if any, of (1) the weighted average of the net mortgage interest rates of the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve
      30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates) as described in this prospectus supplement. The pass-through rates on the
      Class X-C and Class X-P certificates will be based on the weighted average of the interest strip rates of the components of the Class X-C and Class X-P certificates, which will be based on the net mortgage rates applicable to the mortgage loans as of the preceding distribution date minus the pass-through rates of such components. See "Description of the
      Certificates--Distributions" in the prospectus supplement.

(6)   Certificates to be offered privately pursuant to Rule 144A and Regulation
      S.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

I. ISSUE CHARACTERISTICS

   ISSUE TYPE:                     Public: Classes A-1, A-2, A-3, A-AB, A-4,
                                   A-1A, A-J, X-P, B, C, D and E (the "Offered
                                   Certificates"). Private (Rule 144A,
                                   Regulation S): Classes X-C, F, G, H, J, K, L,
                                   M, N, O, P and Q.

   SECURITIES OFFERED:             $1,739,023,000 monthly pay, multi-class,
                                   sequential pay commercial mortgage REMIC
                                   Pass-Through Certificates, consisting of 11
                                   principal and interest classes (Classes A-1,
                                   A-2, A-3, A-AB, A-4, A-1A, A-J, B, C, D and
                                   E) and one interest-only class (Class X-P).

   MORTGAGE POOL:                  The Mortgage Pool consists of 145 Mortgage
                                   Loans with an aggregate balance as of the
                                   Cut-off Date of $1,877,487,976. The Mortgage
                                   Loans are secured by 170 properties located
                                   throughout 36 states. The Mortgage Pool will
                                   be deemed to consist of two loan groups
                                   ("Loan Group 1" and "Loan Group 2"). Loan
                                   Group 1 will consist of (i) all of the
                                   Mortgage Loans that are secured by Mortgaged
                                   Properties that are not multifamily
                                   properties and/or manufactured housing
                                   properties and (ii) 22 Mortgage Loans that
                                   are secured by Mortgaged Properties including
                                   16 multifamily properties and seven
                                   manufactured housing properties. Loan Group 1
                                   is expected to consist of 103 Mortgage Loans,
                                   with an aggregate balance as of the Cut-off
                                   Date of $1,426,238,376. Loan Group 2 will
                                   consist of 32 Mortgage Loans that are secured
                                   by Mortgaged Properties that are multifamily
                                   properties and 10 Mortgage Loans that are
                                   secured by Mortgaged Properties that are
                                   manufactured housing properties. Loan Group 2
                                   is expected to consist of 42 Mortgage Loans,
                                   with an aggregate balance as of the Cut-off
                                   Date of $451,249,601.

   SELLERS:                        General Electric Capital Corporation (GECC);
                                   Bank of America, N.A. (BofA) and German
                                   American Capital Corporation (GACC).

   CO-LEAD BOOKRUNNING MANAGERS:   Banc of America Securities LLC and Deutsche
                                   Bank Securities Inc.

   CO-MANAGERS:                    Citigroup Global Markets, Inc., J.P. Morgan
                                   Securities Inc. and Merrill Lynch, Pierce,
                                   Fenner & Smith, Inc.

   MASTER SERVICER:                GEMSA Loan Services, L.P. for all Mortgage
                                   Loans other than the General Motors Building
                                   Mortgage Loan, the Loews Miami Beach Mortgage
                                   Loan and the Wellpoint Office Tower Mortgage
                                   Loan which will be serviced by Midland Loan
                                   Services, Inc. pursuant to the terms of the
                                   pooling and servicing agreement relating to
                                   the COMM 2005-LP5 Commercial Mortgage
                                   Pass-Through Certificates.

   SPECIAL SERVICER:               Lennar Partners, Inc., whose name is expected
                                   to change to LNR Partners, Inc. in May 2005,
                                   for all Mortgage Loans (the General Motors
                                   Building Mortgage Loan, the Loews Miami Beach
                                   Mortgage Loan and the Wellpoint Office Tower
                                   Mortgage Loan will be specially serviced by
                                   Lennar Partners, Inc. pursuant to the terms
                                   of the pooling and servicing agreement
                                   relating to the COMM 2005-LP5 Commercial
                                   Mortgage Pass-Through Certificates).

   TRUSTEE:                        Wells Fargo Bank, N.A.

   CUT-OFF DATE:                   With respect to each mortgage loan, the later
                                   of May 1, 2005 or the date of origination of
                                   such mortgage loan, except in the case of one
                                   mortgage loan (loan no. 79 on Annex A-1 to
                                   the prospectus supplement for which the
                                   Cut-off Date is May 5, 2005).

   EXPECTED CLOSING DATE:          May 24, 2005

   DISTRIBUTION DATES:             The 10th day of each month or, if such 10th
                                   day is not a business day, the business day
                                   immediately following such 10th day,
                                   beginning in June 2005.

   MINIMUM DENOMINATIONS:          $10,000 for the Offered Certificates (other
                                   than the Class X-P certificates, for which
                                   the minimum denomination shall be $1,000,000
                                   (notional amount)) and in multiples of $1
                                   thereafter.

   SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day
                                   funds, with accrued interest.

   ERISA/SMMEA STATUS:             The Offered Certificates are expected to be
                                   ERISA eligible. No Class of Certificates is
                                   SMMEA eligible.

   RATING AGENCIES:                The Offered Certificates will be rated by
                                   Standard & Poor's Ratings Services, a
                                   Division of the McGraw-Hill Companies, Inc.
                                   ("S&P") and Fitch, Inc. ("Fitch").

   RISK FACTORS:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                   MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                   THE "RISK FACTORS" SECTION OF THE PROSPECTUS
                                   SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                   THE PROSPECTUS.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

II. FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

------------------------------------------------------------------
                                 NO. OF        AGGREGATE
                               MORTGAGE     CUT-OFF DATE      % OF
                                  LOANS      BALANCE ($)      POOL
------------------------------------------------------------------

 1,625,000 -- 4,999,999           40       145,738,972       7.76
 5,000,000 -- 9,999,999           48        333.277,763     17.75
 10,000,000 -- 14,999,999         25       309,583,593      16.49
 15,000,000 -- 19,999,999         14       239,205,323      12.74
 20,000,000 -- 24,999,999          7       158,914,409       8.46
 25,000,000 -- 29,999,999          1        28,740,000       1.53
 30,000,000 -- 34,999,999          2        65,150,000       3.47
 35,000,000 -- 39,999,999          2        72,000,000       3.83
 40,000,000 -- 54,999,999          1        50,000,000       2.66
 55,000,000 -- 165,000,000         5       474,877,916      25.29
------------------------------------------------------------------
 TOTAL:                          145     1,877,487,976     100.00
------------------------------------------------------------------
 Min: 1,625,000  Max: 165,000,000  Average: 12,948,193

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------
                          NO. OF        AGGREGATE
                       MORTGAGED     CUT-OFF DATE       % OF
                      PROPERTIES      BALANCE ($)       POOL
------------------------------------------------------------

 New York                  9        346,138,864       18.44
 California               24        285,048,439       15.18
   Southern               17        204,214,366       10.88
   Northern                7         80,834,072        4.31
 Texas                    19        247,329,714       13.17
 Florida                  14        158,052,712        8.42
 Georgia                  11        109,742,139        5.85
 Arizona                   6         66,285,281        3.53
 Other States(a)          87        664,890,827       35.41
------------------------------------------------------------
 TOTAL:                  170      1,877,487,976      100.00

(a) Includes 30 states.

PROPERTY TYPE

------------------------------------------------------------------
                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE       % OF
                            PROPERTIES      BALANCE ($)       POOL
------------------------------------------------------------------

 Multifamily                    73     $ 615,311,868        32.77
   Multifamily                  56       528,265,733        28.14
   Manufactured Housing         17        87,046,135         4.64
 Office                         16       525,773,279        28.00
 Retail                         42       413,838,750        22.04
 Hotel                           9       140,955,916         7.51
 Self Storage                   23       103,667,031         5.52
 Industrial                      5        47,173,821         2.51
 Mixed Use                       2        30,767,311         1.64
------------------------------------------------------------------
 TOTAL:                        170     1,877,487,976       100.00

MORTGAGE RATE (%)

--------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE       % OF
                       LOANS      BALANCE ($)       POOL
--------------------------------------------------------

 4.240 -- 4.999        31       452,180,276       24.08
 5.000 -- 5.399        55       776,813,219       41.38
 5.400 -- 5.799        47       521,940,105       27.80
 5.800 -- 5.999         9       100,124,948        5.33
 6.000 -- 6.199         1        15,000,000        0.80
 6.200 -- 8.360         2        11,429,428        0.61
--------------------------------------------------------
 TOTAL:               145     1,877,487,976      100.00
--------------------------------------------------------
  Min: 4.240    Max: 8.360    Wtd Avg: 5.278

ORIGINAL TERM TO STATED MATURITY (MOS)

----------------------------------------------------
                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE       % OF
                   LOANS      BALANCE ($)       POOL
----------------------------------------------------

 60 -- 64          28       495,569,349       26.40
 65 -- 84          14       208,790,155       11.12
 85 -- 120         96     1,100,786,969       58.63
 121 -- 240         7        72,341,502        3.85
----------------------------------------------------
 TOTAL            145     1,877,487,976      100.00
----------------------------------------------------
  Min: 60         Max: 240        Wtd Avg: 102

REMAINING TERM TO STATED MATURITY (MOS)

----------------------------------------------------
                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE       % OF
                   LOANS      BALANCE ($)       POOL
----------------------------------------------------

 56 -- 60          28       495,569,349       26.40
 61 -- 85          14       208,790,155       11.12
 86 -- 120         96     1,100,786,969       58.63
 121 -- 240         7        72,341,502        3.85
----------------------------------------------------
 TOTAL:           145     1,877,487,976      100.00
----------------------------------------------------
  Min: 56         Max: 240         Wtd Avg: 100

LOANS WITH RESERVE REQUIREMENTS (A)

----------------------------------------------------------
                     NO. OF         AGGREGATE
                   MORTGAGE      CUT-OFF DATE         % OF
                      LOANS       BALANCE ($)         POOL
----------------------------------------------------------

 Replacement        110        1,345,113,072        71.64
 Taxes              126        1,483,264,265        79.00
 Insurance           95        1,232,576,848        65.65
 TI/LC (b)           35          659,471,639        64.81
 Other (c)           43          742,677,016        39.56
 Engineering         75          887,685,028        47.28

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Percentage based only on portion of pool secured by retail, office, industrial and mixed use properties.

(c) Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(A)(B)

-------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
-------------------------------------------------------

 37.43 -- 44.99         4       179,530,346       9.56
 45.00 -- 49.99         3        13,587,768       0.72
 50.00 -- 54.99         5        37,528,437       2.00
 55.00 -- 59.99        11       164,858,548       8.78
 60.00 -- 64.99        16       222,388,316      11.84
 65.00 -- 69.99        16       301,320,383      16.05
 70.00 -- 74.99        29       255,735,924      13.62
 75.00 -- 79.99        52       519,978,825      27.70
 80.00 -- 91.50         9       182,559,428       9.72
-------------------------------------------------------
 TOTAL:               145     1,877,487,976     100.00
-------------------------------------------------------
  Min: 37.43    Max: 91.50    Wtd Avg: 68.25

(a) Calculated on loan balances after netting out holdback amounts for two loans (0.59% of the pool balance).

(b) In the case of four mortgage loans (16.72% of the pool balance) with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the
Trust.

LOAN-TO-VALUE RATIO AT MATURITY (%)(A)(B)

-----------------------------------------------------------
                          NO. OF        AGGREGATE
                        MORTGAGE     CUT-OFF DATE      % OF
                           LOANS      BALANCE ($)      POOL
-----------------------------------------------------------

 Fully Amortizing           2        13,259,428       0.71
 24.47 -- 44.99            10       223,963,585      11.93
 45.00 -- 49.99             8       135,835,470       7.23
 50.00 -- 54.99            17       135,809,432       7.23
 55.00 -- 59.99            15       174,747,038       9.31
 60.00 -- 64.99            31       275,322,739      14.66
 65.00 -- 69.99            31       469,672,172      25.02
 70.00 -- 74.99            23       348,918,111      18.58
 75.00 -- 79.99             7        75,960,000       4.05
 80.00                      1        24,000,000       1.28
-----------------------------------------------------------
 TOTAL:                   145     1,877,487,976     100.00
-----------------------------------------------------------
  Min: 24.47       Max: 80.00      Wtd Avg: 61.28

(a) Calculated on loan balances after netting out holdback amounts for two loans (0.59% of the pool balance).

(b) In the case of four mortgage loans (16.72% of the pool balance) with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the
Trust.

DEBT SERVICE COVERAGE RATIOS (X) (A)(B)

-----------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE      % OF
                     LOANS      BALANCE ($)      POOL
-----------------------------------------------------

 1.02 -- 1.19         3        44,201,156       2.35
 1.20 -- 1.24        25       382,311,087      20.36
 1.25 -- 1.29        23       235,990,834      12.57
 1.30 -- 1.39        38       303,429,638      16.16
 1.40 -- 1.44         9        54,084,501       2.88
 1.45 -- 1.49         8        67,691,433       3.61
 1.50 -- 1.54         6        47,773,539       2.54
 1.55 -- 1.59         2        54,000,000       2.88
 1.60 -- 1.64         2        33,666,502       1.79
 1.65 -- 1.69         3        25,029,461       1.33
 1.70 -- 3.08        26       629,309,824      33.52
-----------------------------------------------------
 TOTAL:             145     1,877,487,976     100.00
-----------------------------------------------------
  Min: 1.02        Max: 3.08        Wtd Avg: 1.61

(a) Calculated on loan balances after netting out holdback amounts for six loans (2.26% of the pool balance).

(b) In the case of four mortgage loans (16.72% of the pool balance) with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of  payment with the mortgage loans included in the Trust.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the cut-off date. Geographic Distribution and Property Type tables reflect allocated  loan amounts in the case of mortgage loans secured by multiple properties. The sum of the columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

III. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------
                                 NO. OF         AGGREGATE
                               MORTGAGE      CUT-OFF DATE       % OF
                                  LOANS       BALANCE ($)    GROUP 1
--------------------------------------------------------------------

 1,625,000 -- 4,999,999           31       115,860,278         8.12
 5,000,000 -- 9,999,999           33       220,728,514        15.48
 10,000,000 -- 14,999,999         16       199,764,549        14.01
 15,000,000 -- 19,999,999          9       152,602,710        10.70
 20,000,000 -- 24,999,999          5       113,914,409         7.99
 25,000,000 -- 29,999,999          1        28,740,000         2.02
 30,000,000 -- 34,999,999          1        33,750,000         2.37
 35,000,000 -- 44,999,999          1        36,000,000         2.52
 45,000,000 -- 54,999,999          1        50,000,000         3.51
 55,000,000 -- 165,000,000         5       474,877,916        33.30
--------------------------------------------------------------------
 TOTAL:                          103    $1,426,238,376       100.00
--------------------------------------------------------------------
  Min: 1,625,000 Max: 165,000,000 Average: 13,846,975

GEOGRAPHIC DISTRIBUTION

-------------------------------------------------------------
                           NO. OF        AGGREGATE
                        MORTGAGED     CUT-OFF DATE       % OF
                       PROPERTIES      BALANCE ($)    GROUP 1
-------------------------------------------------------------

 New York                   9        346,138,864       24.27
 California                21        245,301,450       17.20
   Southern                15        195,867,378       13.73
   Northern                 6         49,434,072        3.47
 Texas                     11        167,736,519       11.76
 Florida                   11        128,777,712        9.03
 Georgia                    8         81,700,022        5.73
 Arizona                    5         59,441,138        4.17
 Other States (a)          55        397,142,670       27.85
-------------------------------------------------------------
 TOTAL:                   120      1,426,238,376      100.00

(a) Includes 20 states.

PROPERTY TYPE

------------------------------------------------------------------
                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE       % OF
                            PROPERTIES      BALANCE ($)    GROUP 1
------------------------------------------------------------------

 Office                         16     $ 525,773,279        36.86
 Retail                         42       413,838,750        29.02
 Multifamily                    23       164,062,268        11.50
   Multifamily                  16       134,150,828         9.41
   Manufactured Housing          7        29,911,440         2.10
 Hotel                           9       140,955,916         9.88
 Self Storage                   23       103,667,031         7.27
 Industrial                      5        47,173,821         3.31
 Mixed Use                       2        30,767,311         2.16
------------------------------------------------------------------
 TOTAL:                        120     1,426,238,376       100.00

MORTGAGE RATE (%)

--------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE       % OF
                       LOANS      BALANCE ($)    GROUP 1
--------------------------------------------------------

 4.480 -- 4.999        13       271,151,106       19.01
 5.000 -- 5.399        39       582,153,906       40.82
 5.400 -- 5.799        39       446,378,988       31.30
 5.800 -- 5.999         9       100,124,948        7.02
 6.000 -- 6.199         1        15,000,000        1.05
 6.200 -- 8.360         2        11,429,428        0.80
--------------------------------------------------------
 TOTAL:               103     1,426,238,376      100.00
--------------------------------------------------------
 Min: 4.480         Max: 8.360        Wtd Avg: 5.348

ORIGINAL TERM TO STATED MATURITY (MOS)

----------------------------------------------------
                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE       % OF
                   LOANS      BALANCE ($)    GROUP 1
----------------------------------------------------

 60 -- 64          14       340,580,865       23.88
 65 -- 84           6       129,442,852        9.08
 85 -- 120         78       897,548,157       62.93
 121 -- 240         5        58,666,502        4.11
----------------------------------------------------
 TOTAL:           103     1,426,238,376      100.00
----------------------------------------------------
 Min: 60           Max: 240           Wtd Avg: 104

REMAINING TERM TO STATED MATURITY (MOS)

----------------------------------------------------
                  NO. OF        AGGREGATE
                MORTGAGE     CUT-OFF DATE       % OF
                   LOANS      BALANCE ($)    GROUP 1
----------------------------------------------------

 56 -- 60          14       340,580,865       23.88
 61 -- 85           6       129,442,852        9.08
 86 -- 120         78       897,548,157       62.93
 121 -- 240         5        58,666,502        4.11
----------------------------------------------------
 TOTAL:           103     1,426,238,376      100.00
----------------------------------------------------
 Min: 56           Max: 240           Wtd Avg: 102

LOANS WITH RESERVE REQUIREMENTS (A)

------------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE       % OF
                     LOANS      BALANCE ($)    GROUP 1
------------------------------------------------------

 Replacement    74            936,717,528       65.68
 Taxes          85          1,050,481,277       73.65
 Insurance      62            855,031,303       59.95
 TI/LC (b)      35            659,471,639       64.81
 Other (c)      35            670,070,156       46.98
 Engineering    44            559,611,306       39.24

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Percentage based only on portion of pool secured by retail, office, industrial and mixed use properties.

(c) Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(A)(B)

--------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE       % OF
                       LOANS      BALANCE ($)    GROUP 1
--------------------------------------------------------

 37.43 -- 44.99         4       179,530,346       12.59
 45.00 -- 49.99         3        13,587,768        0.95
 50.00 -- 54.99         2        14,681,437        1.03
 55.00 -- 59.99         2        77,902,331        5.46
 60.00 -- 64.99        14       176,795,316       12.40
 65.00 -- 69.99        14       276,597,787       19.39
 70.00 -- 74.99        25       219,087,477       15.36
 75.00 -- 79.99        33       326,236,486       22.87
 80.00 -- 91.50         6       141,819,428        9.94
--------------------------------------------------------
 TOTAL:               103     1,426,238,376      100.00
--------------------------------------------------------
 Min: 37.43         Max: 91.50     Wtd Avg: 67.52

(a) Calculated on loan balances after netting out holdback amounts for one loan
(0.45% of the loan group 1 balance).

(b) In the case of four mortgage loans (22.00% of the loan group 1 balance)
with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

LOAN-TO-VALUE RATIO AT MATURITY (%)(A)(B)

----------------------------------------------------------
                        NO. OF        AGGREGATE
                      MORTGAGE     CUT-OFF DATE       % OF
                         LOANS      BALANCE ($)    GROUP 1
----------------------------------------------------------

 Fully Amortizing         2        13,259,428        0.93
 31.30 -- 44.99           8       202,506,556       14.20
 45.00 -- 49.99           7       124,835,470        8.75
 50.00 -- 54.99          13       115,590,406        8.10
 55.00 -- 59.99           8        92,897,280        6.51
 60.00 -- 64.99          25       194,168,560       13.61
 65.00 -- 69.99          26       432,024,165       30.29
 70.00 -- 74.99          11       219,956,510       15.42
 75.00 -- 79.49           3        31,000,000        2.17
----------------------------------------------------------
 TOTAL:                 103     1,426,238,376      100.00
----------------------------------------------------------
 Min: 31.30          Max: 79.49      Wtd Avg: 60.30

(a) Calculated on loan balances after netting out holdback amounts for one loan
(0.45% of the loan group 1 balance).

(b) In the case of four mortgage loans (22.00% of the loan group 1 balance)
with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

DEBT SERVICE COVERAGE RATIOS (X)(A)(B)

------------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE       % OF
                     LOANS      BALANCE ($)    GROUP 1
------------------------------------------------------

 1.02 -- 1.19         3        44,201,156        3.10
 1.20 -- 1.24        15       222,304,475       15.59
 1.25 -- 1.29        18       194,443,846       13.63
 1.30 -- 1.39        27       218,799,934       15.34
 1.40 -- 1.44         8        47,891,494        3.36
 1.45 -- 1.49         6        51,409,264        3.60
 1.50 -- 1.54         5        35,987,023        2.52
 1.55 -- 1.59         2        54,000,000        3.79
 1.60 -- 1.64         2        33,666,502        2.36
 1.65 -- 1.69         2        22,844,461        1.60
 1.70 -- 2.94        15       500,690,220       35.11
------------------------------------------------------
 TOTAL:             103     1,426,238,376      100.00
------------------------------------------------------
 Min: 1.02         Max: 2.94       Wtd Avg: 1.62

(a) Calculated on loan balances after netting out holdback amounts for five loans (2.65% of the loan group 1 balance).

(b) In the case of four mortgage loans (22.00% of the loan group 1 balance)
with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans included in the Trust and the companion loans that are pari passu in right of payment with the mortgage loans included in the Trust.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the cut-off date. Geographic Distribution and Property Type tables reflect allocated  loan amounts in the case of mortgage loans secured by multiple properties. The sum of the columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

IV. LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

----------------------------------------------------------------
                                NO. OF      AGGREGATE
                              MORTGAGE   CUT-OFF DATE       % OF
                                 LOANS    BALANCE ($)    GROUP 2
----------------------------------------------------------------

 2,185,000 -- 4,999,999          9       29,878,694        6.62
 5,000,000 -- 9,999,999         15      112,549,249       24.94
 10,000,000 -- 14,999,999        9      109,819,043       24.34
 15,000,000 -- 19,999,999        5       86,602,612       19.19
 20,000,000 -- 24,999,999        2       45,000,000        9.97
 25,000,000 -- 34,999,999        1       31,400,000        6.96
 35,000,000 -- 36,000,000        1       36,000,000        7.98
----------------------------------------------------------------
 TOTAL:                         42      451,249,601      100.00
----------------------------------------------------------------
 Min: 2,185,000  Max: 36,000,000  Average: 10,744,038

GEOGRAPHIC DISTRIBUTION

-----------------------------------------------------------
                           NO. OF      AGGREGATE
                        MORTGAGED   CUT-OFF DATE       % OF
                       PROPERTIES    BALANCE ($)    GROUP 2
-----------------------------------------------------------

 Texas                      8       79,593,194       17.64
 California                 3       39,746,989        8.81
   Northern                 1       31,400,000        6.96
   Southern                 2        8,346,989        1.85
 Nevada                     1       36,000,000        7.98
 Florida                    3       29,275,000        6.49
 Georgia                    3       28,042,117        6.21
 Indiana                    2       27,600,000        6.12
 Other States (a)          30      210,992,301       46.76
-----------------------------------------------------------
 TOTAL:                    50      451,249,601      100.00

(a) Includes 18 states.

PROPERTY TYPE

--------------------------------------------------------------
                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE       % OF
                          PROPERTIES    BALANCE ($)    GROUP 2
--------------------------------------------------------------

 Multifamily                   40     394,114,905       87.34
 Manufactured Housing          10      57,134,695       12.66
--------------------------------------------------------------
 TOTAL:                        50     451,249,601      100.00

MORTGAGE RATE (%)

------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)    GROUP 2
------------------------------------------------------

 4.240 -- 4.999       18      181,029,171       40.12
 5.000 -- 5.399       16      194,659,313       43.14
 5.400 -- 5.570        8       75,561,117       16.74
------------------------------------------------------
 TOTAL:               42      451,249,601      100.00
------------------------------------------------------
 Min: 4.240       Max: 5.570       Wtd Avg: 5.056

ORIGINAL TERM TO STATED MATURITY (MOS)

-------------------------------------------------
                 NO. OF      AGGREGATE
               MORTGAGE   CUT-OFF DATE       % OF
                  LOANS    BALANCE ($)    GROUP 2
-------------------------------------------------

 60 -- 64        14      154,988,484       34.35
 65 -- 84         8       79,347,304       17.58
 85 -- 120       18      203,238,813       45.04
 121              2       13,675,000        3.03
-------------------------------------------------
 TOTAL:          42      451,249,601      100.00
-------------------------------------------------
 Min: 60           Max: 121          Wtd Avg: 93

REMAINING TERM TO STATED MATURITY (MOS)

-------------------------------------------------
                 NO. OF      AGGREGATE
               MORTGAGE   CUT-OFF DATE       % OF
                  LOANS    BALANCE ($)    GROUP 2
-------------------------------------------------

 56 -- 60        14      154,988,484       34.35
 61 -- 85         8       79,347,304       17.58
 86 -- 120       18      203,238,813       45.04
 121              2       13,675,000        3.03
-------------------------------------------------
 TOTAL:          42      451,249,601      100.00
-------------------------------------------------
 Min: 56           Max: 121           Wtd Avg: 92

LOANS WITH RESERVE REQUIREMENTS (A)

---------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE         % OF
                      LOANS      BALANCE ($)      GROUP 2
---------------------------------------------------------

 Replacement         36        408,395,545         90.50
 Taxes               41        432,782,988         95.91
 Insurance           33        377,545,545         83.67
 Other (b)            8         72,606,860         16.09
 Engineering         31        328,073,722         72.70

(a) Includes upfront or on-going reserves including LOC's in lieu thereof.

(b) Generally consists of tenant reserves and holdbacks with respect to
Manufactured Housing and holdbacks with respect to Multifamily.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(A)

------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)    GROUP 2
------------------------------------------------------

 51.04 -- 54.99        3      22,847,000         5.06
 55.00 -- 59.99        9      86,956,217        19.27
 60.00 -- 64.99        2      45,593,000        10.10
 65.00 -- 69.99        2      24,722,596         5.48
 70.00 -- 74.99        4      36,648,447         8.12
 75.00 -- 79.99       19     193,742,340        42.93
 80.00 -- 82.91        3      40,740,000         9.03
------------------------------------------------------
 TOTAL:               42     451,249,601       100.00
------------------------------------------------------
 Min: 51.04          Max: 82.91         Wtd Avg: 70.57

(a) Calculated on loan balances after netting out holdback amounts for one loan
(1.03% of the loan group 2 balance).

LOAN-TO-VALUE RATIO AT MATURITY (%)(A)

--------------------------------------------------------
                        NO. OF      AGGREGATE
                      MORTGAGE   CUT-OFF DATE       % OF
                         LOANS    BALANCE ($)    GROUP 2
--------------------------------------------------------

 24.47 -- 44.99          2      21,457,030         4.76
 45.00 -- 49.99          1      11,000,000         2.44
 50.00 -- 54.99          4      20,219,026         4.48
 55.00 -- 59.99          7      81,849,757        18.14
 60.00 -- 64.99          6      81,154,180        17.98
 65.00 -- 69.99          5      37,648,007         8.34
 70.00 -- 74.99         12     128,961,601        28.58
 75.00 -- 79.99          4      44,960,000         9.96
 80.00                   1      24,000,000         5.32
--------------------------------------------------------
 TOTAL:                 42     451,249,601       100.00
--------------------------------------------------------
 Min: 24.47(a)        Max: 80.00       Wtd Avg: 64.33

(a) Calculated on loan balances after netting out holdback amounts for one loan
(1.03% of the loan group 2 balance).

DEBT SERVICE COVERAGE RATIOS (X)(A)

----------------------------------------------------
                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE       % OF
                     LOANS    BALANCE ($)    GROUP 2
----------------------------------------------------

 1.20 -- 1.24       10      160,006,613       35.46
 1.25 -- 1.29        5       41,546,989        9.21
 1.30 -- 1.39       11       84,629,703       18.75
 1.40 -- 1.44        1        6,193,007        1.37
 1.45 -- 1.49        2       16,282,169        3.61
 1.50 -- 1.54        1       11,786,515        2.61
 1.55 -- 1.69        1        2,185,000        0.48
 1.70 -- 3.08       11      128,619,604       28.50
----------------------------------------------------
 TOTAL:             42      451,249,601      100.00
----------------------------------------------------
 Min: 1.20          Max: 3.08         Wtd Avg: 1.57

(a) Calculated on loan balances after netting out holdback amounts  for one loan (1.03% of the loan group 2 balance).

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the cut-off date. Geographic Distribution and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. The sum of the columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

V. LARGE LOAN DESCRIPTION

                             TEN LARGEST LOANS(1)

   LOAN                                                                                 CUT-OFF DATE
   NO.                   PROPERTY                     CITY      STATE   PROPERTY TYPE      BALANCE
----------------------------------------------------------------------------------------------------

      1.  General Motors Building                   New York      NY        Office      $165,000,000
      2.  Fountain Place Office                      Dallas       TX        Office       105,932,000
      3.  Loews Miami Beach                       Miami Beach     FL        Hotel         74,905,916
      4.  Centro Watt Georgia Retail Portfolio      Various       GA        Retail        66,000,000
      5.  401 Fifth Avenue                          New York      NY        Office        63,040,000
      6.  125 West 55th Street                      New York      NY        Office        50,000,000
      7.  Metroplex Retail Center                  San Diego      CA        Retail        36,000,000
      8.  Wellington Meadows Apartments(2)         Las Vegas      NV     Multifamily      36,000,000
      9.  Chatsworth Business Park                 Chatsworth     CA        Office        33,750,000
     10.  Jefferson Commons(2)                     Sacramento     CA     Multifamily      31,400,000
          TOTAL/WEIGHTED AVERAGES                                                       $662,027,916

                         % OF
                      APPLICABLE
                       INITIAL
   LOAN      % OF        LOAN        UNITS/           LOAN PER                       CUT-OFF DATE    LTV RATIO
   NO.       POOL       GROUP     SF/KEYS/BEDS   UNIT/SF/KEYS/BEDS        DSCR         LTV RATIO    AT MATURITY
---------------------------------------------------------------------------------------------------------------

      1.      8.79%      11.57%    1,905,103          $    375            2.38x         43.27%        43.27%
      2.      5.64        7.43%    1,198,431          $     88            1.97x         67.05%        67.05%
      3.      3.99        5.25%          790          $189,635            2.27x         58.75%        47.99%
      4.      3.52        4.63%      690,626          $     96            1.77x         65.09%        65.09%
      5.      3.36        4.42%      204,984          $    308            1.20x         80.00%        70.76%
      6.      2.66        3.51%      555,475          $    360            1.58x         64.52%        64.52%
      7.      1.92        2.52%      211,734          $    170            1.29x         80.00%        71.32%
      8.      1.92        7.98%          332          $108,434            1.20x(3)      78.26%        72.43%
      9.      1.80        2.37%      231,770          $    146            1.31x         74.01%        70.97%
     10.      1.67        6.96%          792          $ 39,646            1.80x         60.38%        60.38%
             35.26%                                                       1.86x         62.38%        59.34%

(1)   With respect to the General Motors Building Mortgage Loan, the 125 West
      55th Street Mortgage Loan and the Loews Miami Beach Mortgage Loan, the
      principal balance of the related Pari Passu Loans are included in the calculation of the DSCR, LTV Ratios and Loan per Unit/SF/Keys/Beds and
      with respect to General Motors Building Mortgage Loan, the principal balance of the related B Note is not included in the calculation of the
      DSCR, LTV Ratios and loan per Unit/SF/Keys/Beds.

(2)   Mortgage loan is in Loan Group 2.

(3)   The DSCR reflects the threshold at which a recourse guaranty provided by the sponsor will be released. The actual calculated DSCR during the current interest-only period is 1.26x and during the amortizing period is
      1.01x.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

            [PICTURE OMITTED]                      [PICTURE OMITTED]

            [PICTURE OMITTED]                      [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:              GACC / GECC
LOAN PURPOSE:             Acquisition / Refinance
ORIGINAL SENIOR
  COMPONENT BALANCE(1):   $82,500,000 A-2 Note (GACC)
                          $82,500,000 A-3 Note (GECC)
                          ---------------------------
                          $165,000,000
CUT-OFF SENIOR
  COMPONENT BALANCE(1):   $165,000,000
% BY INITIAL UPB:         8.79%
INTEREST RATE(2):         5.2420%
PAYMENT DATE:             1st of each month
FIRST PAYMENT DATE:       March 1, 2005
MATURITY DATE:            February 1, 2010
AMORTIZATION:             Interest Only
CALL PROTECTION:          Lockout until the earlier of (i) 24 months from the
                          securitization of the last pari passu note and (ii)
                          three years after the loan closing date, then
                          defeasance is permitted. On and after October 1, 2009,
                          prepayment permitted without penalty.
SPONSORS:                 Jamestown Corporation and Macklowe Properties
BORROWER:                 Fifth Avenue 58/59 Acquisition Co. L.P.
PARI PASSU DEBT(1):       $549,000,000
B-NOTE BALANCE(1):        $86,000,000
MEZZANINE DEBT(1):        $300,000,000
LOCKBOX:                  Hard
INITIAL RESERVES:         Tax:           $2,400,817
                          Insurance:       $817,014
                          TI/LC:        $70,529,451
                          NOI Support:  $16,153,835
                          Engineering:   $4,800,000
MONTHLY RESERVES:         Tax:           $2,400,817
                          Insurance:       $163,403
                          Replacement:      $31,590
--------------------------------------------------------------------------------

(1)   The $165,0000,000 senior component (the "Senior Component") and the
      $549,000,000 Pari Passu Debt (not included in the trust) comprise the total senior debt balance of $714,000,000 (the "Senior Loan"). The
      $86,000,000 B-Note and the Senior Loan comprise the total first mortgage balance of $800,000,000 (the "First Mortgage"). Additionally, there is
      $300,000,000 of mezzanine debt ("Mezzanine"). The B-Note is not included in the trust, but was certificated and issued as investment grade securities in the COMM 2005-LP5 securitization.

(2)   Represents the average interest rate for the first 12 payment periods after the cut-off date rounded to four decimal places. The interest rate will vary throughout the loan term. Refer to Annex A-6 for a schedule of interest rates.

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION(1)(4)
--------------------------------------------------------------------------------
                      SENIOR             FIRST         FIRST MORTGAGE
                       LOAN            MORTGAGE        PLUS MEZZANINE
                   --------------------------------------------------
  CUT-OFF DATE
  BALANCE:         $714,000,000      $800,000,000      $1,100,000,000
  CUT-OFF DATE
  BALANCE PSF:     $375              $420              $577
  LTV:             43.27%            48.48%              66.67%
  BALLOON LTV:     43.27%            48.48%              66.67%
  DSCR:            2.38x             2.12x               1.50x
  SHADOW RATING
  (S/F/M):         AA/AA/A3          NR/BBB-/Baa3      Not Rated
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:          Single Asset
  PROPERTY TYPE:                     Office with retail component
  COLLATERAL:                        Fee Simple
  LOCATION:                          New York, NY
  YEAR BUILT/RENOVATED:              1968/2005
  TOTAL AREA:                        1,905,103 sq. ft.
  PROPERTY MANAGEMENT:               Macklowe Management Co. Inc.
                                     (a borrower affiliate)
  OCCUPANCY (AS OF 1/1/2005)(3):     96.3%
  UNDERWRITTEN NET CASH FLOW(4):     "As-Is": $88,947,170
  APPRAISED VALUE:                   $1,650,000,000
  APPRAISAL DATE:                    January 1, 2005
--------------------------------------------------------------------------------

(3)   Occupancy figure excludes the Madison Avenue and Fifth Avenue retail expansion. Occupancy is 96.34% including the Madison Avenue and Fifth
      Avenue retail expansion.

(4)   The "As-Stabilized" cash flow of $98,245,069 is based on the anticipated lease up of 21,000 sq. ft. to Apple Computer Inc. (Fifth Avenue
      Expansion) and anticipated lease up of 13,713 sq. ft. of Madison Avenue expansion retail space. See "Madison Avenue and Fifth Avenue Retail
      Expansion" herein. DSCR calculations in the chart are based on "As-Is"
      cash flow. DSCR based on "As-Stabilized" cash flow is 2.62x for the
      Senior Loan, 2.34x for the First Mortgage and 1.65x for the First
      Mortgage plus the Mezzanine.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              MAJOR OFFICE TENANTS
----------------------------------------------------------------------------------------------------------------
                                                       % BELOW     WEIGHTED AVG       LEASE
TENANT                           NRSF    % NRSF(1)      MARKET       RENT PSF       EXPIRATION   RATINGS (S/F/M)
----------------------------------------------------------------------------------------------------------------

Weil, Gotshal & Manges LLP     539,438    32.8%        45.20%      $ 47.75           8/31/2019      Not Rated
----------------------------------------------------------------------------------------------------------------
Estee Lauder                   327,562    19.9         14.60%        84.18           3/31/2020       A+/NR/A1
----------------------------------------------------------------------------------------------------------------
General Motors Corporation     100,348     6.1         15.82%        68.26           3/31/2010    BBB-/BBB-/Baa3
----------------------------------------------------------------------------------------------------------------
SUB TOTAL/WTD. AVG.:           967,348    58.8%                    $ 62.21
----------------------------------------------------------------------------------------------------------------

      (1)   % NRSF based on "As-Is" Office space only.

----------------------------------------------------------------------------------------------------------------
                                              MAJOR RETAIL TENANTS
----------------------------------------------------------------------------------------------------------------
                                                   % BELOW     WEIGHTED AVG       LEASE
  TENANT                     NRSF    % NRSF(2)      MARKET       RENT PSF       EXPIRATION   RATINGS (S/F/M)(3)
----------------------------------------------------------------------------------------------------------------

  F.A.O. Schwarz            74,794    49.8%        63.1%       $ 68.10           1/31/2012        Not Rated
----------------------------------------------------------------------------------------------------------------
  CBS Television Studios    31,997    21.3         76.3%         47.19           3/31/2010        A-/A-/A3
----------------------------------------------------------------------------------------------------------------
  SUB TOTAL/WTD. AVG.:     106,791    71.1%                    $ 61.83
----------------------------------------------------------------------------------------------------------------

      (2)   % NRSF based on "As-Is" Retail space only.

      (3)   Credit ratings are of the parent company whether or not the parent company guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER
-------------------------------------------------------------------------------------------------------------------------
                                                               CUMULATIVE
                 # OF                    % OF      CUMULATIVE     % OF         ANNUAL       % OF BASE        CUMULATIVE %
    YEAR OF     LEASES     EXPIRING     TOTAL        TOTAL        TOTAL        AVG.        ACTUAL RENT     OF BASE ACTUAL
  EXPIRATION   EXPIRING    SQ. FT.     SQ. FT.      SQ. FT.      SQ. FT.      RENT PSF       ROLLIN  G      RENT ROLLING
-------------------------------------------------------------------------------------------------------------------------

  2005             2        126,996     6.7%         126,996      6.7%        $ 65.94           6.0%            6.0%
-------------------------------------------------------------------------------------------------------------------------
  2006             8         71,156     3.7          198,152     10.4         $ 70.87           3.6%            9.7%
-------------------------------------------------------------------------------------------------------------------------
  2007             4         49,266     2.6          247,418     13.0         $ 64.96           2.3%           12.0%
-------------------------------------------------------------------------------------------------------------------------
  2008             2         37,757     2.0          285,175     15.0         $ 51.30           1.4%           13.4%
-------------------------------------------------------------------------------------------------------------------------
  2009             6         32,368     1.7          317,543     16.7         $ 85.80           2.0%           15.4%
-------------------------------------------------------------------------------------------------------------------------
  2010            14        102,748     5.4          420,291     22.1         $ 93.90           6.9%           22.3%
-------------------------------------------------------------------------------------------------------------------------
  2011             4         69,657     3.7          489,948     25.7         $ 86.26           4.3%           26.6%
-------------------------------------------------------------------------------------------------------------------------
  2012             6        142,337     7.5          632,285     33.2         $ 84.38           8.6%           35.3%
-------------------------------------------------------------------------------------------------------------------------
  Thereafter      29      1,203,001    63.1        1,835,286     96.3         $ 74.73          64.7%          100.0%
-------------------------------------------------------------------------------------------------------------------------
  Vacant                     69,817     3.7        1,905,103    100.0%
-------------------------------------------------------------------------------------------------------------------------
  TOTAL:          75      1,905,103   100.0%       1,905,103    100.0%
-------------------------------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

                                     [CHART]

The General Motors Building Capitalization
------------------------------------------

                         --------------   --------------
                        | $165 million | | $549 million | \
                        |    Senior    | |  Pari Passu  |  \
                        |   Component  | |     Debt     |  |
                        |  LTV 43.27%  | |  LTV 43.27%  |  |
                        |     rated    | |     rated    |  |
                        |  (AA/AA/A3)  | |  (AA/AA/A3)  |  |
                        |    (S/F/M)   | |    (S/F/M)   |  |  To Be sold in
                         --------------   --------------    > conduit/fusion
                         -------------------------------   |  securitizations
                        |                               |  |
                        |          $86 million          |  |
                        |            B Note             |  |
                        |          LTV 48.48%           |  |
                        |       (Baa1 to Baa3)(M)       |  /
                        |                               | /
                         -------------------------------
                         -------------------------------
                        |                               | \
                        |                               | |
                        |         $300 million          | |
                        |        Mezzanine Debt         |  > To be privately
                        |          LTV 66.67%           | |   placed
                        |                               | |
                        |                               | /
                         -------------------------------
                         -------------------------------
                        |                               |
                        |                               |
                        |                               |
                        |         $520 million          |
                        |            Equity             |
                        |                               |
                        |                               |
                        |                               |
                         -------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

GENERAL MOTORS BUILDING LOAN

THE LOAN. The General Motors Building loan is secured by a first mortgage on the borrower's fee simple interest in a modern 50-story 1,905,103 sq. ft. Class
"A" office/retail building located at the southeast corner of Central Park, occupying the entire city block bounded by Fifth Avenue, Madison Avenue, 58th
Street, and 59th Street. The General Motors Building loan is a five-year interest only loan. The $165 million Senior Component (shadow rated "AA" by S&P and Fitch and "A3" by Moody's) has been contributed to the trust.

GENERAL MOTORS BUILDING 2005 RECAPITALIZATION. In January 2005, in connection with a recapitalization of the General Motors Building, Deutsche Bank provided a $1.1 billion debt package to the sponsors, JAMESTOWN CORPORATION
("Jamestown") and MACKLOWE PROPERTIES ("Macklowe").

Jamestown and Macklowe contributed $385 million of new cash equity, bringing the total cash equity to $520 million.

    o Jamestown contributed $300 million of cash equity; and

    o Macklowe contributed $85 million of cash equity in addition to its existing $135 million cash contribution, resulting in $220 million of cash equity.

Deutsche Bank provided the sponsors with a $1.1 billion debt package, which, together with the equity contributions from the sponsors, extinguished prior floating rate debt of $1.4 billion. The Deutsche Bank package consists of a
First Mortgage loan with an original principal balance of $800 million and a mezzanine loan with an original principal balance of $300 million, as follows:

    o A $165 million Senior Component (contributed to the trust) of a $714 million pari passu senior mortgage loan;

    o An $86 million subordinate portion of the $800 million First Mortgage loan, which subordinate portion will not be contributed to the trust, but was certificated and issued as investment grade rated non-pooled securities as part of the COMM 2005-LP5 securitization; and

    o A $300 million mezzanine loan that Deutsche Bank is privately placing with institutional investors.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity with two independent directors, for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Jamestown and Macklowe. The borrower under this loan is affiliated with the borrower under the 125 West 55th Street loan.

Jamestown is a real estate investment company based in Atlanta, Georgia and
Cologne, Germany. Since 1983, Jamestown has been investing in income-producing high quality commercial real estate in the United States. In 25 partnerships,
Jamestown and its affiliates have acquired over $5 billion of assets. In addition to the General Motors Building, Jamestown currently owns all or a portion of New York assets including One Times Square, 589 Fifth Avenue, 1211
Sixth Avenue, 1290 Sixth Avenue, 620 6th Avenue, 111 Eighth Avenue, and Chelsea
Market. Jamestown also owns all or a portion of 125 High Street and One Federal
Street in Boston, Massachusetts, 4501 N. Fairfax in Arlington, Virginia, and
400 Post Street in San Francisco, California. In Atlanta and Cologne, Jamestown
employs over 90 individuals who specialize in acquisitions, asset and property management, accounting, taxes, marketing and sales. Jamestown is a repeat client of Deutsche Bank.

Macklowe has over 30 years of commercial real estate investment & development experience, predominantly in New York City. Macklowe's investments include office & apartment properties, land assemblages, and conversion of industrial properties and loft buildings in Manhattan. Macklowe's substantial real estate portfolio includes interests in such prestigious residential properties as 777
Sixth Avenue, 305 West 50th Street (Longacre House), 515 East 72nd Street
(RiverTerrace) and 420 East 54th Street (RiverTower) as well as interests in 12 commercial properties leased to many high quality tenants at well known addresses such as the General Motors Building, 540 Madison Avenue, 400 Madison
Avenue, and 610 Broadway. In 2003, Deutsche Bank financed $1.15 billion of
Macklowe's $1.45 billion acquisition of the General Motors Building. Macklowe is a repeat sponsor of a Deutsche Bank borrower.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

THE PROPERTY. The General Motors Building occupies a full city block bounded by
Fifth and Madison Avenues and 58th and 59th Streets in Midtown Manhattan's
Plaza District. The property consists of a central 50-story tower with north and south flanking two-story wings containing approximately 1,709,037 sq. ft.
of Class "A" office space and 152,143 sq. ft. of prime retail/television studio space. The property also contains a 35,657 sq. ft. underground parking garage with over 135 spaces. The property has an average rent per sq. ft. of $71.78
(with current asking rents of $75 to $125/sq. ft.), well above prevailing market averages. Several of the more seasoned leases are significantly below the building average. The building has exhibited an excellent tenant retention rate well above the market average, with more than 50.0% of the building occupied by tenants that have been in occupancy since the building's completion in 1968. Historically, the General Motors Building has maintained an occupancy rate of over 98%. The General Motors Building benefits from zoning restrictions that restrict building height for buildings north of 58th Street. As a result, the property has views of Central Park and the Upper Manhattan skyline.

The property offers tenants design flexibility through its center core floor plates and generous column bays. The distinctive "hips" on the north and south sides of the property allow for eight corner offices per floor and the large bay windows provide maximum light and Central Park views from two sides of the building. The use of the finest materials throughout the property's common areas, such as the expansive lobby's Greek marble walls, highlighted brass trim, Vermont marble flooring and decorative ceiling provide an environment consistent with the nature of the property and its location.

The property was built in 1968 to serve as General Motors' worldwide headquarters and today houses the company's treasury office. The previous owners of the property, Trump Organization and Conseco Insurance, purchased the building in August 1998 from a joint venture that included The Simon Property
Group. Over the past five years, the previous building owners invested substantial capital to: (i) create a new landscaped plaza on Fifth Avenue; (ii)
complete a new marble lobby area with expanded concierge facilities for tenants; (iii) install fiber optics in the building; (iv) develop ground floor broadcast facilities and (v) install a new state of the art security system.

The extensive improvements to the plaza area have added to the already considerable pedestrian traffic off of Fifth Avenue and around Central Park.
The borrower has begun the expansion of the retail space at the property by building a glass cube which will expand onto the promenade on the Fifth Avenue side of the property and a two-story glass expansion of approximately 14,000
sq. ft. on the Madison Avenue side of the building. See "Madison Avenue and
Fifth Avenue Retail Expansion" below.

The building's tenants benefit from efficient access to the property via
Manhattan's vast web of public transportation. Subway stops within close proximity to the building include the N/R (Fifth Avenue at 59th Street), E/F
(Fifth Avenue at 53rd Street), 4/5/6 (Lexington and 59th Street) and the
B/D/F/V (Rockefeller Center). In addition, bus service runs along Fifth,
Madison and Sixth Avenues and 57th Street.

SIGNIFICANT TENANTS. The property is currently 96.3% occupied (excluding the
Madison Avenue and Fifth Avenue expansion spaces) by 33 office tenants and 6 retail tenants, with floor plates averaging 37,000 sq. ft. Below is a description of the building's three largest office tenants and two largest retail tenants.

OFFICE:

   WEIL, GOTSHAL & MANGES LLP (32.8% of NRA-Office; $47.75/sq. ft.; majority of leases expire in August 2019), is the property's largest tenant and has been in the building since its construction in 1968. Founded in 1931 in New
   York, Weil, Gotshal & Manges LLP ("Weil") is widely considered to be one of the premier law firms in the world. Weil was awarded the "2004 Law Firm of the Year in Western Europe: France" and the "2004 Law Firm of the Year in
   the United States for Private Equity". The Weil space was custom designed to fit Weil's needs and was most recently renovated in 1990, though it is meticulously maintained. The General Motors Building serves as Weil's worldwide headquarters, and its space includes an executive conference and banquet level which features high ceilings, a kitchen and separate environmental systems (this space was originally General Motors' executive floor). Weil's current average space utilization of 170 employees per floor is well above the building average of 117 and its rental rates are 45.21%
   below market.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

   ESTEE LAUDER (19.9% of NRA-Office; $84.18/sq. ft.; rated "A+" by S&P and
   "A1" by Moody's; a majority of leases expire in March 2020) (NYSE: EL) is the second largest tenant at the property, and has maintained a worldwide reputation for innovation while purveying stability in the production of high quality beauty products. Estee Lauder ("Lauder") has maintained its global headquarters at the property since completion in 1968. Lauder products are sold in over 130 countries and territories under brand names, such as Estee Lauder, Clinique, Aramis, Prescriptives, Origins, M.A.C,
   Bobbi Brown, La Mer, Aveda, Stila, Jo Malone, Bumble and Bumble, Darphin,
   Rodan & Fields, and American Beauty and account for nearly half of the world's upscale cosmetics sold. Lauder, which was founded in New York in
   1946 and employs approximately 22,000 people worldwide, reported 2004 earnings from continuing operations of $375 million and sales of $5.79 billion -- the 47th consecutive year annual sales have increased. In the
   1990's, Lauder contributed significant capital to the refurbishment of its space, including the 40th floor, which houses the executive management offices, which was extravagantly decorated by Ms. Estee Lauder. In October
   2012 there is a $10.00/sq. ft. rent step for the Estee Lauder space. After renewing its lease in July 2003, Lauder's rent averages $91.29 over the life of its lease.

   GENERAL MOTORS CORPORATION (6.1% of NRA-Office; $68.26/sq. ft.; rated
   "BBB--" by S&P and Fitch and "Baa3" by Moody's; lease expires in March
   2010) (NYSE: GM) the third largest tenant at the property is one of the world's leading industrial firms, manufacturing and selling vehicles world-wide under the Chevrolet, Buick, Cadillac, Pontiac, Saab, Saturn and
   GMC brands. The property was originally built in 1968 as General Motors
   Corporation's worldwide headquarters and General Motors Corporation currently occupies three full floors of office space for their treasury office, legal, tax and operations, human resources and asset management.
   The world's largest automotive manufacturer with a 15% global market share,
   General Motors Corporation also produces products and provides services ranging from satellite and wireless communication to financial services. In
   2003, General Motors Corporation sold nearly 8.6 million cars and trucks.
   The space was renovated in the mid-1990's with stained wood and glass accents. For the three months ended March 31, 2005, revenues fell 4% to approximately $45.77 billion. Net loss totalled $1.1 billion versus an income of $1.21 billion.

   Other prominent tenants at the property include Baron Capital ($105.20/sq.
   ft.), Forstmann Little & Co. ($115.00/sq. ft.), Icahn Associates
   ($103.20/sq. ft.), Thomas Lee Capital ($80.00/sq. ft.) and Perry Capital
   ($93.00/sq. ft.).

RETAIL:

   F.A.O. SCHWARZ (49.8% of NRA-Retail; $68.10/sq. ft.; lease expires in March
   2012) is one of the premier retail toy stores in the world. The F.A.O.
   Schwarz ("FAO") space benefits significantly from both tourism and its prime location within one of the world's prime retail shopping corridors.
   FAO, the building's fifth-largest tenant, is a specialty retailer of developmental, educational and fun products for infants and children via its FAO Schwarz and Right Start retail stores as well as through catalogs and the internet. FAO filed for Chapter 11 bankruptcy protection in January
   2003 and re-emerged in April 2003. In December of 2003, FAO filed for bankruptcy again and in January 2004, D.E. Shaw & Co. agreed to pay $41 million in cash for the long-term lease in FAO's Las Vegas and New York stores, among other things. FAO's flagship retail store has been located at the property since November 1986 and reopened on Thanksgiving Day 2004.

   CBS TELEVISION STUDIOS (21.3% of NRA-Retail; $47.19/sq. ft.; rated "A--" by
   S&P and Fitch and "A3" by Moody's; lease expires in March 2010) broadcasts
   "The Early Show" from the property. The CBS facilities include viewing areas along 59th Street and the plaza, as well as extensive TV production studios and a gourmet kitchen. The high profile nature of "The Early Show"
   brings additional pedestrian traffic to the already highly trafficked area.
   The studios are equipped with cutting edge technological equipment housed beneath the 30 foot ceilings. In addition to "The Early Show", CBS, a wholly owned subsidiary of Viacom Inc., utilizes their space as television studios for its NFL studio broadcasts, talk shows and various soap opera productions. The estimated cost paid by the tenant for the build out of the space was between $35 and $40 million.

THE MARKET. The General Motors Building is one of the centerpieces within the heart of midtown Manhattan's prestigious Plaza District, occupying the entire city block bounded by Madison and Fifth Avenues and 58th and 59th Streets. This
location is

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

between many of New York's top residential and retail addresses and its midtown office district. The location of the General Motors Building places the property at a competitive advantage, both for the ground floor retail space and above ground office space. The amenities surrounding the property, which include top restaurants, hotels and retail such as The Four Seasons Hotel, The
Plaza Hotel, Tiffany & Co., Bergdorf Goodman, and Saks Fifth Avenue are an
attractive draw for prospective tenants. The building's ground floor retail space benefits from the high volume of pedestrian traffic which visits the building due to the property's location adjacent to Central Park and
"window-watching" capacity for "The Early Show", and its frontage along the retail Madison Avenue corridor.

The Plaza District has historically been one of the strongest subdistricts in
Manhattan, consistently maintaining lower vacancy rates and higher rents than its competitive locales due to its premier location and high quality buildings.
This combination of quality construction, tenant prestige, Central Park views, and location allow rents at the General Motors Building to receive a premium to its competition. According to REIS, the 54.8-million sq. ft. Plaza submarket, at the southern edge of Central Park, is the most expensive area in Manhattan, with an average asking rent of $57.28/sq. ft. per third quarter 2004. REIS reports concessions in the Plaza District average 3.4 months of free rent over the average lease term of 8.9 years and vacancy rates at 9.2%. Additionally, rents at the property have outpaced the general market by as much as $40.00 to
$60.00/sq. ft., as recently exhibited by Perry Capital's execution of a lease for 74,061 sq. ft. on floors 19 and 20 with a term of 14-years and 5-months at an initial rate of $93.00/sq. ft. In addition, York Capital executed a lease for 35,537 sq. ft. at an initial rate of $95.00/sq. ft. Here is a schedule of recent leases signed at the property:

------------------------------------------------------------------------------------------------
                                     RECENTLY EXECUTED LEASES
------------------------------------------------------------------------------------------------
           TENANT           LEASE DATE       FLOORS        SF     LEASE EXPIRATION      RENT PSF
------------------------------------------------------------------------------------------------

  PERRY CAPITAL             8/1/2005       19 & 20     74,061         1/31/2020         $  93.00
------------------------------------------------------------------------------------------------
  BANK OF AMERICA           4/1/2005          7        36,137         3/31/2020         $  87.00
------------------------------------------------------------------------------------------------
  YORK CAPITAL              2/1/2005         17        35,537         7/15/2015         $  95.00
------------------------------------------------------------------------------------------------
  ESTEE LAUDER              1/1/2005         45        14,251         4/30/2006         $ 120.00
------------------------------------------------------------------------------------------------
  ICAHN                     1/1/2005         46         9,184         5/31/2012         $ 100.00
------------------------------------------------------------------------------------------------
  RUANE CUNIFF              6/1/2004         47         6,150         5/31/2014         $ 110.00
------------------------------------------------------------------------------------------------
  HOVNANIAN                 6/2/2004         46         2,788         12/31/2011        $ 115.00
------------------------------------------------------------------------------------------------

MADISON AVENUE AND FIFTH AVENUE RETAIL EXPANSION

On the Fifth Avenue side of the building, in the plaza area, the sponsors are building a modern glass cube that houses a spiral walkway and a circular platform elevator leading down to approximately 21,000 sq. ft. of sub-grade retail space. Apple Computer Inc. ("Apple") (NASD: "AAPL") has signed a letter of intent to occupy, for 10-years, this retail space with an initial base rent of $2.8 million per annum ($132.29/sq. ft.). Additionally, the letter of intent provides that Apple will pay percentage rent which is expected to generate approximately $2.0 million of additional income per year.

On the Madison Avenue side, the General Motors Building is set back from
Madison Avenue significantly farther than zoning regulations require. The sponsors are developing 13,713 sq. ft. (inclusive of 2,885 sq. ft. of mezzanine space) of prime Madison Avenue retail space in this extra area. The average ground floor Madison Avenue retail market rate is expected to be approximately
$700/sq. ft. and the mezzanine retail space is expected to command at least
$100/sq. ft. Construction has commenced on the Madison Avenue retail space.

PROPERTY MANAGEMENT. Macklowe Management Co. Inc., an affiliate of the borrower.

RESERVES. At closing, the borrower deposited approximately $70.5 million in a tenant improvement and leasing commissions reserve ("TI/LC Reserve"). $42.5 million of the TI/LC Reserve is specifically allocated to the Madison and Fifth
Avenue retail expansion. The remaining $28 million is for additional tenant improvements and leasing commissions. Additionally, the borrower deposited approximately $16.2 million ("NOI Support Reserve") to provide credit enhancement for the Perry Capital

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

free rent period and rent associated with three vacant spaces with leases either out for signature or in various stages of negotiation. Each month, provided that there is no event of default (as such term is defined in the loan documents), a monthly increment (as specified in the loan documents) of the NOI
Support Reserve, will be used to satisfy monthly payments due under the loan, with any excess amounts released to the borrower. Each year, the borrower is required to deposit $7,000,000 into the NOI Support Reserve, until such time that the termination conditions (including termination of the Perry Capital free rent period and lease up of the vacant spaces above specified rent thresholds) have been satisfied, at which time any remaining funds in the NOI
Support Reserve will be remitted to the borrower and no future deposits will be required.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Equity owners of the borrower incurred mezzanine debt from a Deutsche Bank affiliate, with an aggregate balance of $300,000,000, secured by pledges of equity interests in the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
           COLLATERAL TERM SHEET          SENIOR COMPONENT BALANCE: $165,000,000
          GENERAL MOTORS BUILDING         SENIOR COMPONENT DSCR:    2.38x
                                          SENIOR COMPONENT LTV:     43.27%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $105,932,000
                              FOUNTAIN PLACE OFFICE        DSCR:    1.97x
                                                           LTV:     67.05%
--------------------------------------------------------------------------------

                                                  [PICTURE OMITTED]

             [PICTURE OMITTED]

                                                  [PICTURE OMITTED]

             [PICTURE OMITTED]                    [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $105,932,000
                              FOUNTAIN PLACE OFFICE        DSCR:    1.97x
                                                           LTV:     67.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  BofA
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $105,932,000
  CUT-OFF PRINCIPAL BALANCE:    $105,932,000
  % OF INITIAL UPB:             5.64%
  INTEREST RATE:                4.9545%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           January 1, 2005
  MATURITY DATE:                December 1, 2011
  AMORTIZATION:                 Interest Only
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then either (a) the greater of
                                yield maintenance or 1% premium or (b)
                                defeasance is permitted. On or after September
                                1, 2011, prepayment can be made without penalty.
  SPONSOR:                      Crescent Partnership and JPMorgan Chase Bank
  BORROWERS:                    Crescent Fountain Place, L.P.
  ADDITIONAL FINANCING:         Future mezzanine debt permitted provided the
                                combined LTV is less than 75.0% and the combined
                                DSCR for the preceding 12 month period is
                                greater than 1.67x.
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Other(1): $4,797,097
  MONTHLY RESERVES:             Springing
--------------------------------------------------------------------------------

(1)   Unfunded Obligations Reserve.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:     $88
  BALLOON BALANCE PSF:          $88
  LTV:                          67.05%
  BALLOON LTV:                  67.05%
  DSCR:                         1.97x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET/PORTFOLIO:          Single Asset
  PROPERTY TYPE:                   Office
  COLLATERAL:                      Fee Simple
  LOCATION:                        Dallas, TX
  YEAR BUILT/RENOVATED:            1986/NAP
  TOTAL AREA:                      1,198,431 sq. ft.
  PROPERTY MANAGEMENT:             Crescent Property Services Inc.
  OCCUPANCY (AS OF 1/31/2005):     94.3%
  UNDERWRITTEN NET CASH FLOW:      $10,458,423
  APPRAISED VALUE:                 $158,000,000
  APPRAISAL DATE:                  October 27, 2004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      MAJOR OFFICE TENANTS(2)
----------------------------------------------------------------------------------------------------
                                                                               LEASE         RATINGS
           TENANT                      NRSF       % NRSF      RENT PSF     EXPIRATION       (S/F/M)
----------------------------------------------------------------------------------------------------

HUNT CONSOLIDATED, INC.              328,373       27.4%      $ 20.30     12/31/2006       Not Rated
ENVIRONMENTAL PROTECTION AGENCY      286,549       23.9%      $ 15.16      2/8/2017       AAA/AAA/Aaa
JENKENS & GILCHRIST, PC              200,326       16.7%      $ 18.57      6/30/2014       Not Rated
MUNSCH, HARDT, KOPF & HARR, PC        70,900        5.9%      $ 16.90     11/30/2005       Not Rated
WELLS FARGO BANK                      69,914        5.8%      $ 23.45     12/31/2018       AA/AA/Aaa
----------------------------------------------------------------------------------------------------

(2)   Information obtained from Underwritten Rent Roll except for Ratings and unless otherwise stated.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $105,932,000
                              FOUNTAIN PLACE OFFICE        DSCR:    1.97x
                                                           LTV:     67.05%
--------------------------------------------------------------------------------

THE FOUNTAIN PLACE OFFICE LOAN

THE LOAN. The Fountain Place Office loan is secured by a first mortgage on a
1,198,431 square foot, 58-story, Class "A" office building located in the
Central Business District of Dallas, Texas. The loan term is seven years and is interest only with an interest rate of 4.9545%.

THE BORROWER. The borrower is Crescent Fountain Place, L.P., a Delaware limited partnership and single purpose, bankruptcy remote entity with a single-purpose equityholder with two independent directors, for which the borrower's legal counsel has delivered a non-consolidation opinion. Crescent Fountain Place,
L.P. is owned: 99.90% by Crescent Big Tex II, L.P., a Delaware limited partnership, and 0.10% by Crescent FP GP, LLC, a Delaware limited liability company. Crescent Big Tex II, L.P. is owned: 76.15% by FP/TCC Office
Acquisition, LLC, a Delaware limited liability company, 23.75% by Crescent Real
Estate Equities Limited Partnership, a Delaware limited partnership, and 0.10%
by Crescent BT II GP, L.P., a Delaware partnership. Effectively, the Borrowing
Entity is owned: 23.85% by Crescent Real Estate Equities Company and 76.15% by
FP/TCC Office Acquisition, LLC, an entity 100% owned by a fund advised by
JPMorgan Chase Bank, as Trustee Under Amended and Restated Declaration of Trust
dated November 13, 2001, as amended, for its Commingled Pension Trust Fund
(Strategic Property), a real estate investment advisor.

Crescent Real Estate Equities Company (NYSE: "CEI") (rated "BB-" by S&P and
"B1" by Moody's) ("Crescent") is a publicly held real estate investment trust.
Through its subsidiaries and partners, Crescent owned in whole or in part the following real estate assets as of September 30, 2004: Seventy-five office properties located in 27 metropolitan submarkets in seven states, with an aggregate of approximately 29.9 million net rentable square feet. Five destination fitness resorts and spas with a total of 1,036 rooms/guest nights and four upscale business-class hotel properties with a total of 1,771 rooms.
Crescent holds a 40% interest in Vornado Crescent Portland Partnership and a
56% non-controlling interest in the Vornado Crescent Carthage and KC Quarry
L.L.C.

For the year ended December 31, 2003, Crescent Real Estate Equities Company
reported revenues of $949.2 million and net income of $26.0 million. As of
September 30, 2004, the Crescent Real Estate Equities Company reported total assets of $4.6 billion and stockholders' equity of $1.1 billion.

THE PROPERTY. The collateral for the mortgage loan is Fountain Place Office, a
1,198,431 square foot, 58-story, Class "A" office building located in the
Central Business District of Dallas, Texas. Built in 1986 on 1.84 acres, the building has on-site parking for 1,027 vehicles in a three-level, underground parking garage and a surface lot.

SIGNIFICANT TENANTS. As of January 31, 2005, the property was 94.3% occupied by a total of 14 office tenants at an average lease rate of $18.52/sq. ft.
(modified gross) and five retail tenants. The five largest tenants, representing approximately 80% of total NRA and 78% of NRI, are:

HUNT CONSOLIDATED, INC., a holding company for the diversified business interests of Ray L. Hunt, occupies 328,373 sq. ft. or 27.4% of NRA (and contributes 30.6% of NRI) under various 7-year leases at an average of
$20.43/sq. ft. (modified gross) expiring in December 2006. The subject location serves as the headquarters and general offices for the various Ray L. Hunt family business interests, including Hunt Oil Company and Hunt Realty
Corporation.

ENVIRONMENTAL PROTECTION AGENCY ("EPA") (rated "AAA" by S&P and Fitch and "Aaa"
by Moody's), occupies 286,549 sq. ft. or 23.9% of NRA (and contributes 19.8% of
NRI) under various 13-year leases at an average of $15.16/sq. ft. (gross)
expiring in February 2017. The EPA has the option to terminate the lease at any time after February 8, 2007 upon giving 60 days notice. Upon such notice of termination, the borrower will deposit all excess cash flow into the TI/LC reserve account until the amount in such reserve account equals $4,355,000.
Established in 1970 and headquartered in Washington, D.C., the EPA works to develop and enforce environmental policy and regulations throughout the country. The subject location serves as a regional office for Region 6, which includes the states of Texas, New Mexico, Oklahoma, Arkansas and Louisiana.

JENKENS & GILCHRIST, PC, a full-service law firm, occupies 200,326 sq. ft. or
16.7% of NRA (and contributes 17.0% of NRI) under various leases at $18.57/sq.
ft. (modified gross) expiring in June 2014. Founded in 1951 and headquartered in Dallas,

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $105,932,000
                              FOUNTAIN PLACE OFFICE        DSCR:    1.97x
                                                           LTV:     67.05%
--------------------------------------------------------------------------------

Jenkens & Gilchrist provides legal counsel in more than 25 areas of practice to industries and business leaders around the world. The subject location has served as the headquarters and general offices for the firm since the building was completed in 1986.

MUNSCH, HARDT, KOPF & HARR, PC, a full-service law firm, occupies 70,900 sq.
ft. or 5.9% of NRA (and contributes 5.5% of NRI) under various leases at
$16.90/sq. ft. (modified gross). Munsch, Hardt, Kopf & Harr, PC will vacate the space in November 2005. Munsch, Hardt, Kopf & Harr, PC provides legal counsel in 13 areas of practice and operates from offices in Dallas, Austin, and
Houston. The location serves as the headquarters and general offices for the firm.

WELLS FARGO BANK (rated "AA" by S&P and Fitch and "Aaa" by Moody's), a diversified financial services company, occupies 69,914 sq. ft. or 5.8% of NRA
(and contributes 7.5% of NRI) under a 15-year lease at a rental rate of $23.45 expiring in December 2018. Wells Fargo & Company, the parent company of Wells
Fargo Bank, provides banking, insurance, investments, mortgage banking and consumer finance to consumers, businesses and institutions in all 50 states of the United States and in other countries. For the year ended December 31, 2004,
Wells Fargo & Company reported revenues of $33.89 billion and net income of
$7.01 billion. As of December 31, 2004, the company reported total assets of
$427.85 billion and stockholders' equity of $37.87 billion. The subject spaces have various uses, including general office and a bank branch.

THE MARKET. The property is located in the Central Business District of Dallas,
Dallas County, Texas. Population growth in the Dallas-Fort Worth CMSA exhibited a 29.9% increase between 1993 and 2003 with a total population of 5,641,000 as of 2003. Major economic drivers in the area are professional and business services, government, retail trade, manufacturing, and education and health services. The largest private employers are American Airlines (27,000),
Lockheed Martin Company (16,000), Verizon Communications (14,000), SBC
Communications, Inc. (14,000) and The Kroger Company (9,000).

Situated at the northeast corner of Ross Avenue and North Field Street, about one-quarter mile south of Woodall Rogers Freeway, the Fountain Place Office is
located in the Dallas CBD office sub-market, which consists of 32.1 million sq.
ft. of space with an overall average occupancy rate for Class "A" space of
82.7% and an average rental rate for Class "A" space of $20.60/sq. ft.
(modified gross). The appraiser identified four comparable office properties containing a total of 5,746,697 sq. ft. with a weighted average occupancy rate of 87.0%. Comparable quoted rental rates range from $19.00/sq. ft. to
$28.00/sq. ft. (modified gross). As of January 31, 2005, the property was 94.3%
occupied by a total of 14 office tenants at an average lease rate of $18.52/sq.
ft. (modified gross) and five retail tenants. The land uses in the neighborhood consist of mid- and high-rise office buildings, street level retail, government offices, restaurants, and entertainment activity.

PROPERTY MANAGEMENT. Crescent Property Services Inc., an affiliate of the borrower, manages the related property. Headquartered in Fort Worth, TX, and established in 1994, Crescent Property Services is the wholly owned property services affiliate of Crescent Real Estate Equities Company, a real estate investment trust ("REIT") that owns and operates 75 Class "A" office buildings in the United States with a portfolio of almost 30 million sq. ft., including
19 buildings and 9.4 million sq. ft. in the Dallas/Ft. Worth area. Crescent
Property Services provides management and leasing services to all of Crescent
Real Estate Equities Company's properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Certain owners of the borrower are permitted to obtain mezzanine financing which shall be secured by the membership or partnership interests in the borrower or the owners of the borrower, subject to the following conditions and requirements: (a) the
Subordinate Mezzanine Loan shall be junior and subordinate to any New Mezzanine
Loan made by the mortgagee pursuant to the Cooperation Agreement and subject to the terms of the Subordinate Mezzanine Intercreditor Agreement (defined below);
(b) mortgagee's review and approval of the terms and conditions of the
Subordinate Mezzanine Loan and the documents evidencing the Subordinate
Mezzanine Loan; (c) the Subordinate Mezzanine Loan shall only be payable out of any excess cash flow from the property and as otherwise permitted under the
Subordinate Mezzanine Intercreditor Agreement (defined below); (d) the ratio of the sum of the principal amount of the Subordinate Mezzanine Loan and the (and any New Mezzanine Loan) to the value of the property shall be no greater than
75%; (e) the Actual DSCR for the immediately succeeding twelve month period is not less than the Actual DSCR as of the

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $105,932,000
                              FOUNTAIN PLACE OFFICE        DSCR:    1.97x
                                                           LTV:     67.05%
--------------------------------------------------------------------------------

closing date of the related loan; (f) the mortgagee under the Subordinate
Mezzanine Loan (the "Subordinate Mezzanine Lender") shall be a Qualified Lender and shall at all times during the term of the loan be the sole owner and holder of the Subordinate Mezzanine Loan and shall not assign or pledge all or any portion thereof to any other third party other than a Qualified Lender (as defined in the related loan agreement); (g) the Subordinate Mezzanine Lender shall enter into an Intercreditor agreement with Lender in the form and substance reasonably satisfactory to the mortgagee and the Rating Agencies and any subsequent holder of the New Mezzanine Loan (the "Subordinate Mezzanine
Intercreditor Agreement"); (h) the Subordinate Mezzanine Loan shall be nonrecourse as to principal and interest to be paid under the Mezzanine Loan and shall not be secured by a lien against the property; (i) the borrower shall reimburse the mortgagee for all of the mortgagee's reasonable attorney's fees and actual out-of-pocket expenses incurred by the mortgagee in reviewing the
Subordinate Mezzanine Loan documents and negotiating and documenting the
Subordinate Mezzanine Intercreditor Agreement; and (j) if required by the mortgagee, borrower shall deliver a rating confirmation to the mortgagee at the borrower's sole cost and expense. The final capital structure of the
Subordinate Mezzanine Loan is subject in all respects to mortgagee's reasonable approval and the Rating Agencies' approval, including, without limitation, the organizational structure of borrower and the Mezzanine Lender.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $105,932,000
                              FOUNTAIN PLACE OFFICE        DSCR:    1.97x
                                                           LTV:     67.05%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $74,905,916
                               LOEWS MIAMI BEACH        TMA DSCR:    2.27x
                                                        TMA LTV:     58.75%
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

             [PICTURE OMITTED]                      [PICTURE OMITTED]

             [PICTURE OMITTED]                      [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $74,905,916
                               LOEWS MIAMI BEACH        TMA DSCR:    2.27x
                                                        TMA LTV:     58.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:               GACC
  LOAN PURPOSE:              Refinance
  ORIGINAL TMA BALANCE(1):   $75,000,000
  CUT-OFF TMA BALANCE(1):    $74,905,916
  % BY INITIAL UPB:          3.99%
  INTEREST RATE:             4.7660%
  PAYMENT DATE:              1st of each month
  FIRST PAYMENT DATE:        May 1, 2005
  MATURITY DATE:             April 1, 2015
  AMORTIZATION:              360 months
  CALL PROTECTION:           Lockout until the earlier of (i) 24 months from the
                             securitization of the last pari passu note and (ii)
                             April 1, 2008, then defeasance is permitted. On and
                             after January 1, 2015, prepayment permitted without
                             penalty.
  SPONSOR:                   Loews Hotels Holding Corporation
  BORROWER:                  MB Redevelopment, Inc.
  PARI PASSU DEBT(1):        $74,905,916
  ADDITIONAL FINANCING:      None
  LOCKBOX(2):                None
  INITIAL RESERVES:          None
  MONTHLY RESERVES(3):       None
--------------------------------------------------------------------------------

(1)   The original trust mortgage asset ("TMA") amount of $75,000,000 represents the A-2 note from a $150,000,000 first mortgage loan evidenced by pari passu A-1, A-2 and A-3 notes. The A-1 and A-3 notes are not included in the trust.

(2)   Springing hard lockbox upon: (i) an event of default, as such term is defined in the loan documents or (ii) DSCR below 1.35x for two consecutive calendar quarters ("Lockbox Event").

(3)   Subsequent to a Lockbox Event, monthly reserves will be collected for:
      (i) taxes and insurance, (ii) debt service, (iii) FF&E, (iv) garage easement agreement and (v) management fee.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE / KEY:  $189,635
  BALLOON BALANCE / KEY:       $154,898
  LTV:                         58.75%
  BALLOON LTV:                 47.99%
  DSCR:                        2.27x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:        Single Asset
  PROPERTY TYPE:                   Full Service Resort Hotel
  COLLATERAL:                      Fee Simple
  LOCATION:                        Miami Beach, FL
  YEAR BUILT/RENOVATED:            1998/NAP
  NO. OF KEYS:                     790
  PROPERTY MANAGEMENT:             Loews Miami Beach Hotel Operating Company,
                                   Inc. (a borrower affiliate)
  OCCUPANCY (AS OF 2/28/2005):     80.8%
  UNDERWRITTEN NET CASH FLOW:      $21,333,239
  APPRAISED VALUE:                 $255,000,000
  APPRAISAL DATE:                  March 1, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SIGNIFICANT FIGURES
--------------------------------------------------------------------------------
 LOEWS MIAMI BEACH             2002          2003          2004        T-12(4)
--------------------------------------------------------------------------------
  Occupancy                   72.04%        81.46%        80.15%        80.76%
  ADR                       $ 202.92      $ 206.14      $ 223.25      $ 226.75
  RevPAR                    $ 146.18      $ 167.92      $ 178.92      $ 183.12
--------------------------------------------------------------------------------

(4)   Trailing 12 months numbers through and including February 28, 2005.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $74,905,916
                               LOEWS MIAMI BEACH        TMA DSCR:    2.27x
                                                        TMA LTV:     58.75%
--------------------------------------------------------------------------------

THE LOEWS MIAMI BEACH LOAN

THE LOAN. The Loews Miami Beach loan is secured by a first mortgage on the borrower's fee simple interest in a 790-key full service resort hotel located in Miami Beach, Florida. The loan is for a term of 10-years and amortizes based on a 30-year schedule. The $75 million A-2 Note is the second note of a $150 million whole first mortgage loan (evidenced by pari passu A-1, A-2 and A-3 notes). Based on the appraised value of $255 million, the borrower has implied equity of $105 million in the property.

THE BORROWER. The borrower is MB Redevelopment, Inc., a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The loan is sponsored by LOEWS HOTELS HOLDING CORPORATION ("Loews
Hotels"), a wholly-owned subsidiary of the Loews Corporation (NYSE: LTR; rated
"A" by S&P, "A-" by Fitch, and "Baa1" by Moody's). Headquartered in New York
City, Loews Hotels offers distinctive hotels in most major markets in the
United States and Canada. In addition to the property, Loews destinations include the cities of New York, Chicago, Denver, Los Angeles, Nashville,
Philadelphia, Washington, D.C., Annapolis, New Orleans, Montreal, and Quebec
City, as well as vacation destinations such as Universal Orlando, Florida,
Tucson, Arizona, St. Pete Beach, Florida and California's Coronado Island.
Loews Hotels cater to discerning business and leisure travelers and are host to numerous business, political and industry association events. Loews Hotels is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. Located within the Art Deco Historic District of South Beach in
Miami, Florida, the Loews Miami Beach Hotel was originally constructed in 1998 at a cost of $135 million. The 790-key hotel is situated on a 5.8-acre beachfront lot less than eight miles from the Miami International Airport. The property is primarily comprised of the 18-story tower building and the six-story St. Moritz tower, one of the centerpieces of the property. The St.
Moritz tower carries the historical landmark designation and has been restored to the "Art Deco" style. Both of these buildings contain guest rooms, food and beverage outlets, and access to the swimming pool, the gardens and the beach.
Amenities at the hotel include: five restaurants/bars, 13 ballrooms/conference rooms (over 53,000 sq. ft.), a uniquely designed ocean-front swimming pool, a jacuzzi, a 4,500 sq. ft. fitness center, shops, a salon, a business center and parking for over 750 vehicles. In addition, within the St. Moritz Tower portion of the property, a high end luxury spa and fitness center (the "Spa") is expected to open by April 2006. The Spa is expected to generate an additional
$420,000 per annum. Food and beverage facilities include Preston's Restaurant,
Emeril's Miami Beach, Hemisphere Lounge, Nautilus poolside bar and grill, and
SoBe Coffee Bar. Among the many events and conferences generally held at the property is the annual CMSA conference each January. The property benefits from the fact that it contains the only large conference room space in South Beach other than the Miami Convention Center. Loews Miami Beach Hotel has an AAA
rating of **** and a Mobil Travel Guide rating of ****.

The Loews Miami Beach guest rooms' connect modern-day technology with Art Deco style, providing sweeping views of the ocean, bay and city. Guest rooms average
350 sq. ft. in size and are located on floors five through 18 of the tower building and in the St. Moritz Tower. All guest rooms feature a stylish, functional design with quality, modern furnishings and bathroom fixtures.
Amenities include 24-hour room service, work desk with dual-line telephone, fax and high-speed internet, mini-bar and cable television with in-room movies and walk-in closets with luggage rack, iron, safes and umbrellas. The tower building has 620 guest rooms including 62 luxury and presidential suites. The
St. Moritz tower has 100 fully restored guest rooms offering the intimate charm of a boutique beach hotel. Approximately $7.3 million was spent on capital expenditures between 2001 and 2004 with approximately $3.0 million budgeted for
2005.

THE MARKET. The property is located on the white sandy beaches and in the cosmopolitan atmosphere of the South Beach district of Florida. Making up the bottom third of the island of Miami Beach, South Beach has become a magnet for the fashion, music, and entertainment industries. Visitors from the world over are drawn to the area's atmosphere, restaurants, nightclubs and beaches. The property is located in the heart of the Art Deco Historic District of South
Beach which contains approximately 800 structures of historical significance, the largest collection of Art Deco and Streamline Modern architecture in the world.

In addition to being located within South Beach's Historic Art Deco District, nearby points of interest include the Miccosokee Seminole Indian Village,
Ancient Spanish Monastery, Miami Seaquarium, Miami Metro Zoo and Fairchild
Garden. Miami

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $74,905,916
                               LOEWS MIAMI BEACH        TMA DSCR:    2.27x
                                                        TMA LTV:     58.75%
--------------------------------------------------------------------------------

Beach is acknowledged as an international center for the arts and culture with a broad array of local galleries and museums including Lincoln Theatre, Colony
Theatre, the Greater Miami Performing Arts Center, Vizcaya Museum and Gardens
and Wolfsonian Bass. The Loews Miami Beach hotel is within walking distance of the trendy shops and restaurants along Ocean Drive and Lincoln Road. According to the City of Miami Beach, the number of tourists to Miami Beach who visited
Lincoln Road has gone from 19.8% in 2000 to 31.0% in 2003.

The property's proximity to the convention center and its own large conference space insulate the property from a downturn in leisure travel, enabling it to draw from a larger, more diverse client base than its competitors. The market demand has a strong meeting and group orientation; in 2004, this segment contributed 49.0% of the overall occupancy. In 2004, the primary competitors achieved an overall occupancy of 71.3%, ADR of $207.77 and RevPAR of $148.10.
The property's ability to attract business travelers is one reason the Loews
Miami Beach consistently outpaces its comparables in terms of occupancy, ADR and RevPAR. In 2004, the hotel generated a net cash flow of $20 million before ground rent, ADR of $223.25 and RevPAR of $178.92. Historically the market has experienced increases in ADR at an annual rate of 1.6% since 1999 and at a rate of 1.04% from 2001 to 2004. RevPAR has increased at an annual rate of 1.3%
since 2000 and at a rate of 3.3% from 2001 to 2004. The property is performing above market as a whole, as evidenced by an occupancy penetration of 112.4% and a yield penetration of 120.7%. Below is a list of market competitors:

                                                   SEGMENTATION                          2003
                                                ------------------    ---------------------------------------
                                                                      WEIGHTED
                                                                       ANNUAL
                                   NUMBER OF                            ROOM             AVERAGE
              PROPERTY               ROOMS      GROUP    TRANSIENT     COUNT      OCC.    RATE        REVPAR
-------------------------------------------------------------------------------------------------------------

 LOEWS MIAMI BEACH HOTEL              790       48%        52%           790      81%    $206.14     $ 167.92
 HILTON FONTAINEBLEAU                 876       45         55            967      72      180.00       129.02
 INTER-CONTINENTAL HOTEL MIAMI        641       30         70            641      63      154.00        97.02
 SHERATON BAL HARBOUR BEACH
  RESORT                              645       45         55            645      67      190.00       127.30
 BOCA RATON RESORT                  1,043       60         40          1,041      70      252.00       176.40
 WESTIN DIPLOMAT RESORT HOTEL         998       54         46            998      62      205.00       127.10
 TOTAL/AVERAGES                     4,993       49%        51%         5,082      69%   $ 202.32     $ 140.14

                                                                   2004
                                 ------------------------------------------------------------------------
                                   WEIGHTED
                                   ANNUAL
                                    ROOM               AVERAGE     OCCUPANCY       YIELD
              PROPERTY              COUNT     OCC.      RATE        REVPAR     PENETRATION    PENETRATION
---------------------------------------------------------------------------------------------------------

 LOEWS MIAMI BEACH HOTEL              790     80%    $ 223.25     $ 178.82        112.4%        120.7%
 HILTON FONTAINEBLEAU                 876     71       182.00       130.08        100.3          87.8
 INTER-CONTINENTAL HOTEL MIAMI        641     65       150.00        97.50         91.2          65.8
 SHERATON BAL HARBOUR BEACH
  RESORT                              645     72       202.00       145.44        101.0          98.2
 BOCA RATON RESORT                  1,043     71       255.00       181.05         99.6         122.2
 WESTIN DIPLOMAT RESORT HOTEL         998     68       205.00       139.40         95.4          94.1
 TOTAL/AVERAGES                     4,993     71%    $ 207.77     $ 148.10        100.0%        100.0%

CASH MANAGEMENT. The loan is structured with a springing hard lockbox, that springs upon: (i) an event of default, as such term is defined in the loan documents or (ii) DSCR below 1.35x for two consecutive calendar quarters.

PROPERTY MANAGEMENT. The property is managed by Loews Miami Beach Hotel
Operating Company, Inc., an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $74,905,916
                               LOEWS MIAMI BEACH        TMA DSCR:    2.27x
                                                        TMA LTV:     58.75%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       31

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

            [PICTURE OMITTED]                      [PICTURE OMITTED]

            [PICTURE OMITTED]                      [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  BofA
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $66,000,000
  CUT-OFF PRINCIPAL BALANCE:    $66,000,000
  % OF INITIAL UPB:             3.52%
  INTEREST RATE:                5.2880%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           May 1, 2005
  MATURITY DATE:                April 1, 2015
  AMORTIZATION:                 Interest Only
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is permitted. On
                                or after November 1, 2014, prepayment can be
                                made without penalty.
  SPONSOR:                      Centro Watt America REIT 2, Inc.
  BORROWER:                     Centro Watt Operating Partnership 2, LLC
  ADDITIONAL FINANCING:         Future mezzanine or pari passu debt is allowed
                                provided the combined DSCR is greater than
                                1.75x. Future debt amount shall not exceed an
                                amount equal to the product derived by
                                multiplying (i) 67.5% and (ii) the amount by
                                which the appraised value of the property has
                                increased over $101,400,000
  LOCKBOX:                      Hard
  INITIAL RESERVES:             None
  MONTHLY RESERVES:             Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:     $96
  BALLOON BALANCE PSF:          $96
  LTV:                          65.09%
  BALLOON LTV:                  65.09%
  DSCR:                         1.77x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET/PORTFOLIO:        Portfolio
  PROPERTY TYPE:                 Retail
  COLLATERAL:                    Fee Simple
  LOCATIONS:                     Mansell Crossing - Alpharetta, GA
                                 Barrett Place    - Kennesaw, GA
                                 Venture Pointe   - Duluth, GA
  YEAR BUILT/RENOVATED:          Mansell Crossing - 1993/NAP
                                 Barrett Place    - 1992/NAP
                                 Venture Pointe   - 1994/NAP
  TOTAL AREA:                    Mansell Crossing - 324,081 sq. ft.
                                 Barrett Place    - 218,818 sq. ft.
                                 Venture Pointe   - 147,727 sq. ft.
  PROPERTY MANAGEMENT:           Watt/Centro Management Joint
                                 Venture LP
  OCCUPANCY (AS OF 2/10/2005):   Mansell Crossing - 100.0%
                                 Barrett Place    - 100.0%
                                 Venture Pointe   - 66.2%
                                 Weighted Average - 92.8%
  UNDERWRITTEN NET CASH FLOW:    $  6,247,110
  APPRAISED VALUE:               $101,400,000
  APPRAISAL DATES:               February 5, 2005 to
                                 February 11, 2005
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                     ANCHOR TENANTS - MANSELL CROSSING(1)
-------------------------------------------------------------------------------------------------------------
                                                                    LEASE         RATINGS
TENANT                       NRSF        %NRSF      RENT PSF     EXPIRATION       (S/F/M)        SALES/PSF(2)
-------------------------------------------------------------------------------------------------------------

  AMC Theaters             51,615         15.9%     $ 18.25      6/30/2014        B/NR/NR     $401,960(3)
  Sports Authority         41,750         12.9%     $  7.50     10/31/2013       Not Rated    $    233(4)
  TJ Maxx                  29,915          9.2%     $  7.50      1/31/2009        A/NR/A3     $    220(5)
  Barnes & Noble           27,600          8.5%     $ 15.88      3/31/2009       Not Rated    $    418(3)
  OfficeMax                24,382          7.5%     $  9.00      1/31/2009      BB/NR/Baa2    $    215(6)
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                     ANCHOR TENANTS - BARRETT PLACE(1)
------------------------------------------------------------------------------------------------------------
                                                                     LEASE         RATINGS
TENANT                        NRSF        %NRSF      RENT PSF     EXPIRATION       (S/F/M)       SALES/PSF
------------------------------------------------------------------------------------------------------------

  Best Buy                  45,000         20.6%     $ 10.50      1/31/2009      BBB/BBB/NR       NAV
  Sports Authority          42,088         19.2%     $  9.00     11/30/2012       Not Rated       $192(4)
  Rhodes Furniture          40,500         18.5%     $ 11.50     10/31/2014       Not Rated       $259(4)
  Linen's 'N Things         35,535         16.2%     $ 12.50      1/31/2010       Not Rated       $203(7)
  PetsMart                  25,015         11.4%     $  9.50     11/30/2007       BB-/NR/NR       $302(4)
  OfficeMax                 25,000         11.4%     $  9.00      1/31/2008      BB/NR/Baa2       $203(4)
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                       ANCHOR TENANTS - VENTURE POINTE(1)
---------------------------------------------------------------------------------------------------------------
                                                                           LEASE        RATINGS
TENANT                              NRSF        %NRSF      RENT PSF     EXPIRATION      (S/F/M)       SALES/PSF
---------------------------------------------------------------------------------------------------------------

  American Signature Home         55,727     37.7%        $  8.00      11/30/2017      Not Rated       $79(8)
  Circuit City                    42,000     28.4%        $ 13.95       1/31/2015      Not Rated       NAV
---------------------------------------------------------------------------------------------------------------

      (1)   Information obtained from the Underwritten Rent Roll except for
            Ratings and unless otherwise stated.

      (2)   In the case of AMC Theaters, sales are per screen.

      (3)   For the twelve months ended June 30, 2004.

      (4)   For the twelve months ended December 31, 2003.

      (5)   For the twelve months ended December 31, 2004

      (6)   For the twelve months ended July 31, 2004.

      (7)   For the twelve months ended February 28, 2004.

      (8)   For the twelve months ended August 31, 2004.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

THE CENTRO WATT GEORGIA RETAIL PORTFOLIO LOAN

THE LOAN. The Centro Watt Georgia Retail Portfolio Loan is secured by first mortgages on three retail centers (Mansell Crossing, Barrett Place, and Venture
Pointe) located in suburban cities within the Atlanta, Georgia MSA. The loan term is ten years and is interest only with an interest rate of 5.2880%.

THE BORROWER. The borrower is Centro Watt Operating Partnership 2, LLC, a
Delaware limited liability company and single purpose, bankruptcy-remote entity with at least two Independent Managers for which a non-consolidation opinion has been provided. Equity interest in the borrower is held 100% by Centro Watt
OP Holdings 2, LLC, which is 100% held by Centro Watt America REIT 2, Inc., a
Maryland corporation that is also the borrower principal.

The sponsor, CENTRO WATT AMERICA REIT 2, INC., a joint venture between Centro
Properties Group and Watt Commercial Properties, owns 14 shopping centers in the United States primarily located in California. Overall portfolio occupancy is 96.1%, and eight of the 14 properties are 100% occupied. As of December 31,
2004, the portfolio value was $518 million.

Centro Properties Group and Centro MCS 35 each own a 48.5% interest in the
Centro Watt America REIT 2, Inc. joint venture, and Watt Commercial Properties has a 3% interest. As of December 31, 2004, Centro Properties Group owned 55 properties with an aggregate value of $3.8 billion, and generated annual retail sales of $4.82 billion. Watt Commercial Properties, a diversified real estate company with operations in development, property and asset management, and acquisitions of existing properties, has been in operation for over 40 years.
Watt Commercial Properties focuses on real estate in the western United States.
Watt Commercial Properties currently manage approximately 66 properties totaling 5.6 million sq. ft., comprised of 3.3 million sq. ft. of retail space,
1.6 million sq. ft. of office space, six mobile home parks, eight multifamily projects, and 642,000 sq. ft. of industrial space. In addition, Watt Commercial
Properties has developed over 60 shopping centers, 60 manufactured housing communities, 30 multifamily projects and in excess of eight million sq. ft. of industrial and office space.

THE PROPERTY. The collateral for the mortgage loan consists of three retail power centers, Mansell Crossing, Barrett Place, and Venture Pointe, located in suburban cities of the Atlanta, Georgia MSA.

Mansell Crossing is located in Alpharetta, Fulton County, Georgia. The Center, built in 1993 on 43.01 acres, consists of eight one-story retail buildings containing 444,576 sq. ft., of which 324,081 sq. ft. is collateral for this loan. There are a total of 2,804 surface parking spaces including 1,856 spaces in the main shopping center lot and 948 spaces in the theater/bookstore lot.

Barrett Place is located in Kennesaw, Cobb County, Georgia. The Center, built in 1992 on 19.91 acres, consists of two single-story retail buildings containing 218,818 net rentable sq. ft. There are a total of 1,150 surface parking spaces.

Venture Pointe is located in Duluth, Gwinnett County, Georgia. The center, built in 1994 on 14.14 acres, consists of three single-story retail buildings containing 147,727 net rentable sq. ft. There are a total of 817 surface parking spaces. The three collateral buildings are part of a larger center occupied by a Goody's, Costco and GolfSmith.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS. As of February 10, 2005 the Centro Watts Georgia Retail
Portfolio was 92.8% occupied and the four largest tenants, comprising 34.2% of the space, are described below:

SPORTS AUTHORITY occupies 83,838 sq. ft. (12.1% of sq. ft. and 9.1% of income)
under two 20-year leases expiring in October 2013 and November 2012 with four
5-year renewal options. Sports Authority is a sporting goods retailer with 385 stores in the United States operating under four brand names: Sports Authority,
Gart Sports, Oshman's and Sportmart. For the fiscal year ending January 29,
2005, Sports Authority had total sales of $2.44 billion and net income of $47.3 million. At year-end, the Sports Authority had liquidity of $24.8 million and total stockholder equity of $487.7 million.

AMERICAN SIGNATURE HOME occupies 55,727 sq. ft. (8.1% of sq. ft. and 5.9% of income) on a 15-year lease expiring in November 2017 with two 5-year renewal options. Launched by the privately held Schottenstein Stores Corporation in
2002, American Signature Home is a vertically integrated furniture store from the design and manufacture of its product to warehousing, distribution and retail sales of the final product. The location serves as a showroom as well as a distribution center for the Buckhead store in Atlanta, Georgia.

AMC THEATERS (rated "B" by S&P) occupies 51,615 sq. ft. (7.5% of sq. ft. and
12.4% of income) under a 20-year lease expiring in June 2014 with four 5-year renewal options. AMC 14 Theaters is owned by AMC Entertainment, Inc., which was recently purchased by Marquee Holding Inc. Prior to the sale, AMC was the world's second largest motion picture exhibitor with 3,544 screens in 232 locations across the globe serving close to 200 million moviegoers each year.
Marquee Holding Inc is a partnership controlled by affiliates of JP Morgan
Partners LLC, the private equity arm of JPMorgan Chase & Co. and Apollo
Management LP, a private investment firm. The tenant had sales of $401,960 per screen for the 12 months ended June 30, 2004.

BEST BUY (rated "BBB" by S&P and Fitch), occupies 45,000 sq. ft. (6.5% of sq.
ft. and 6.2% of income) on a 15-year lease expiring in January 2009 with three
5-year renewal options. Best Buy is a specialty retailer of consumer electronics, home office products, entertainment software, and appliances. Best
Buy recently renewed leases on 28 stores and plans to open 60 new domestic stores in 2006. For the nine months ending November 27, 2004 revenues were up
13% to $18.21 billion. Net income rose 24% to $412 million due to higher profitability and less promotional activity. As of February 15, 2005, equity market capitalization was $17.83 billion making Best Buy one of the largest electronic retailers in the United States.

THE MARKET. The subject retail centers are located in the cities of Alpharetta,
Fulton County, Kennesaw, Cobb County, and Duluth, Gwinnett County, Georgia,
which are all north of Atlanta and within the Atlanta MSA. The Atlanta MSA is comprised of 28 counties and had a 2004 population of 4.7 million. For the period from 1990 to 2000, the MSA population expanded 38.4% from 3.1 million to over 4.2 million. The significant growth in area population accompanied by retail market growth is projected to continue into the foreseeable future.
According to a 4th Quarter 2004 Reis market survey, the Atlanta retail market has an overall occupancy of 92.4% for neighborhood and community shopping centers.

The metropolitan Atlanta area is divided into 11 retail submarkets. Mansell
Crossing is located in the Sandy Springs/North Fulton retail submarket that constitutes 16% of the metropolitan Atlanta market and has a 93.4% occupancy rate as of year-end 2004. The appraiser identified five comparable properties in the submarket with occupancies ranging from 89% to 100%, and averaging
94.8%. Mansell Crossing is currently 100% occupied. Barrett Place is in the
Kennesaw/Northwest Cobb retail submarket that constitutes 8% of the metropolitan Atlanta market and has a 90.8% occupancy rate as of year-end 2004.
The appraiser identified five comparable properties in the submarket with occupancies ranging from 91% to 100%, and averaging 95.2%. Barrett Place is currently 100% occupied. Venture Pointe is located in the Peachtree
Corners/Norcross/Interstate 85 retail submarket that constitutes 13% of the metropolitan Atlanta market and has a 91.8% occupancy rate as of year-end 2004.
The appraiser identified four comparable properties in the submarket with occupancies ranging from 77% to 97%, and averaging 90.8%. Venture Pointe is currently 66.2% occupied and is in the process of leasing the 50,000 sq. ft.
space vacated by Media Play as part of its reorganization in 2004. The borrower has received a letter of intent on behalf of a housewares retailer to lease
15,000 sq. ft. of the space at $9.00/sq.ft. The overall occupancy rate for the three properties is 92.8%.

PROPERTY MANAGEMENT. Watt/Centro Management Joint Venture LP, a Delaware
limited partnership and borrower-related company, manages the related properties.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower will have the one-time right (A) to obtain secured mortgaged indebtedness ("Additional Debt")
that will be pari passu with the Centro Watt Georgia Retail Portfolio Loan or
(B) for the direct and/or indirect owners of the borrower to obtain mezzanine indebtedness that will be structurally subordinate to the Centro Watt Georgia
Retail Portfolio Loan. Additional Debt is permitted so long as no future mezzanine debt has been obtained and subject to, among other things (i) rating agency confirmation, (ii) the terms of the Additional Debt documents being substantially similar to those of the Centro Watt Georgia Retail Portfolio loan documents, (iii) the amount of the Additional Debt will not exceed the amount of the product of 67.5% and the amount of increase, if any, in the appraised value of the Centro Watt Georgia Retail Portfolio Properties over $101,400,000,
(iv) an aggregate debt service coverage ratio of at least 1.75x to 1.00x, (v)
receipt of a co-lender or an intercreditor agreement acceptable to the mortgagee and the Additional Debt lender and (vi) receipt of a REMIC opinion.
Future mezzanine debt is permitted so long as no Additional Debt has been obtained, subject to, among other things (i) rating agency confirmation, (ii)
the amount of the future mezzanine debt will not exceed the amount of the product of 67.5% and the amount of the increase, if any, in the appraised value of the Centro Watt Georgia Retail Portfolio Properties over $101,400,000, (iii)
an aggregate debt service coverage ratio of at least 1.75x to 1.00x and (iv)
receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

RELEASE OR SUBSTITUTION OF A PROPERTY. The borrower is permitted to substitute a property for another retail shopping center property of like kind and quality provided certain conditions are satisfied, including, but not limited to: (A)
that the substitute property has an appraised value of 105% of the greater of the appraised value of the property to be released as of the closing date of the related loan and the appraised value of the property to be released immediately preceding the substitution, (B) an aggregate loan-to-value ratio of the properties subject to the lien of the related loan after the substitution not greater than the aggregate loan-to-value ratio of the properties subject to the lien of the related loan as of the closing date of the related loan, (C)
net operating income will be 105% of the net operating income of the released property, (D) the aggregate value of all released properties will not exceed
35% of the aggregate value of all the properties subject to the lien of the related loan as of the closing date of the related loan and (E) delivery of a rating agency confirmation.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                       COLLATERAL TERM SHEET                BALANCE: $66,000,000
               CENTRO WATT GEORGIA RETAIL PORTFOLIO         DSCR:    1.77x
                                                            LTV:     65.09%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       39

                          $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $63,040,000
                                401 FIFTH AVENUE            DSCR:    1.20x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

                                                   [PICTURE OMITTED]

            [PICTURE OMITTED]

                                                   [PICTURE OMITTED]

                                [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $63,040,000
                                401 FIFTH AVENUE            DSCR:    1.20x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  BofA
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $63,040,000
  CUT-OFF PRINCIPAL BALANCE:    $63,040,000
  % OF INITIAL UPB:             3.36%
  INTEREST RATE:                5.4590%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           April 1, 2005
  MATURITY DATE:                March 1, 2015
  AMORTIZATION:                 Interest-only through and including the
                                payment date occurring on September 1,
                                2007. Thereafter, amortization is based
                                on a 30-year schedule.
  CALL PROTECTION:              Lockout for 24 months from
                                securitization
                                closing date, then defeasance is
                                permitted. On or after January 1, 2015,
                                prepayment can be made without
                                penalty.
  SPONSOR:                      Meyer Chetrit and Trevor Davis
  BORROWERS:                    401 Fifth LLC
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Tax:             $197,500
                                Insurance:       $9,765
                                TI/LC:           $2,202,500
                                Other(1):        $274,408
  MONTHLY RESERVES:             Tax:             $65,833
                                Insurance:       $9,765
                                Replacement:     $2,682
                                TI/LC:           $20,834(2)
--------------------------------------------------------------------------------

(1)   Free Rent and Excess Cash Reserve.

(2)   The TI/LC reserve begins 25 months following the loan closing date and continues through the 96th month following the loan closing date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:     $ 308
  BALLOON BALANCE PSF:          $ 272
  LTV:                          80.00%
  BALLOON LTV:                  70.76%
  DSCR:                         1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET/PORTFOLIO:          Single Asset
  PROPERTY TYPE:                   Office
  COLLATERAL:                      Fee Simple
  LOCATION:                        New York, NY
  YEAR BUILT/RENOVATED:            1905/2004
  TOTAL AREA:                      204,984 sq. ft.
  PROPERTY MANAGEMENT:             Newmark & Company Real Estate, Inc.
  OCCUPANCY (AS OF 2/25/2005):     91.7%
  UNDERWRITTEN NET CASH FLOW:      $5,133,020
  APPRAISED VALUE:                 $78,800,000
  APPRAISAL DATE:                  January 25, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                         MAJOR OFFICE TENANTS(3)
----------------------------------------------------------------------------------------------------------
                                                                                   LEASE           RATINGS
                TENANT                 NRSF       % NRSF       RENT PSF         EXPIRATION         (S/F/M)
----------------------------------------------------------------------------------------------------------

      AMERICAN EAGLE OUTFITTERS     88,652     43.2%        $ 40.66         5/31/2016(4)         Not Rated
      NEP IMAGE GROUP               36,803     18.0%        $ 33.31         11/30/2008           Not Rated
      EAST WEST CREATIVE            18,160      8.9%        $ 27.26         3/1/2014             Not Rated
----------------------------------------------------------------------------------------------------------

      (3)   Information obtained from Underwritten Rent Roll except for Ratings and unless otherwise stated.

      (4)   American Eagle Outfitters has the right to terminate such lease in
            May 2013.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $63,040,000
                                401 FIFTH AVENUE            DSCR:    1.20x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

THE 401 FIFTH AVENUE LOAN

THE LOAN. The 401 Fifth Avenue Loan is secured by a first mortgage on two adjacent eight-story office buildings containing a total of 204,984 sq. ft., located in the area known as Midtown in New York, New York. The loan term is ten years and is interest only through and including the payment date occuring in September 2007 and subsequently amortizes on a 30-year schedule with an interest rate of 5.4590%.

THE BORROWER. The borrower is 401 Fifth LLC, a Delaware limited liability company and single purpose entity. The sole member of the borrower is 401 Fifth
Holding LLC, a Delaware limited liability company. The sole member of 401 Fifth
Holding LLC is 801 Tenth LLC, a Delaware limited liability company. Equity ownership in 801 Tenth LLC is held by 70% member CF 801 LLC, a Delaware limited liability company, and 30% member 801 Tenth TD LLC, a Delaware limited liability company. CF 801 LLC has two members: Joseph Chetrit (50%) and Meyer
Chetrit (50%). Trevor Davis is the sole member of 801 Tenth LLC. Trevor Davis and Meyer Chetrit, the borrower principals have significant experience as owners/managers in the New York office and multifamily real estate markets.

Meyer Chetrit has been in the real estate business for more than 15 years and is a principal of the Chetrit Group. The Chetrit Group, founded by Joseph
Chetrit, is headquartered in Manhattan and has an ownership stake in over 17.7 million sq. ft. of office space with a combined value of $3.5 billion. In addition to the 19 properties the firm owns in the NY metro area, they have four properties in Los Angeles, four in Chicago, and two portfolios with a total of 38 buildings located across the United States.

Trevor Davis is an experienced real estate developer and owner. Davis Partners, founded by Mr. Davis, has extensive real estate experience as a developer, owner and manager of high-rise multifamily complexes. Currently the company markets condominiums and apartments at ten locations.

THE PROPERTY. The collateral for the mortgage loan consists of two adjacent eight-story office buildings containing a total of 204,984 square feet (181,164
sq. ft. office and 23,820 sq. ft. retail), in midtown Manhattan, New York.
Built in 1905 on a half-acre of land, the property has undergone significant renovations totaling $9.0 million over the past four years.

SIGNIFICANT TENANTS. As of February 25, 2005 the property was 91.7% occupied by seven office tenants (181,164 sq. ft.) and five retail tenants (21,220 sq.
ft.). The following are the three largest tenants representing 70.1% of NRA and
68.4% of NRI are:

AMERICAN EAGLE OUTFITTERS, INC. ("American Eagle") occupies 88,652 sq. ft.
(43.2% of sq. ft., 46.3% of income), under five individual leases expiring on
May 31, 2016 (American Eagle has the right to terminate its lease in May 2013).
The leases have base rents ranging from $32.64 to $51.85/sq. ft. Basement storage space is rented at $10.00/sq.ft. The base rents for American Eagle have control rental steps, with no renewal options. American Eagle is a lifestyle retailer that designs, markets and sells its own brand of relaxed, casual clothing for 15- to 25-year olds, providing merchandise at affordable prices.
American Eagle currently operates 779 stores in 49 states, the District of
Columbia and Puerto Rico, and 70 stores in Canada. American Eagle leases space in both the 401 Fifth Avenue ("401") and 393 Fifth Avenue ("393") buildings.
American Eagle uses its space on the second and third floors in 393 and the seventh and eighth floors in 401 as a combination of product design space and office uses. American Eagle additionally leases 4,500 sq. ft. of warehouse space in the basement for storage. For the nine months ended October 30, 2004, revenues and net income were $1.27 billion and $112.8 million, respectively. As of quarter end October 30, 2004 American Eagle had liquidity of $273.8 million and net worth of $820.4 million.

NEP IMAGE GROUP occupies 36,803 sq. ft. (18.0% of sq. ft., 15.7% of income)
under a five-year lease expiring on November 30, 2008. The current rental rate per sq. ft. of $33.31 has rent steps through the lease term with no renewal options. The company offers a wide range of services that includes nine broadcast television studios for live and taped programs, over twenty-four digital and non-linear editing suites, film-to-tape transfer, digital audio facilities, visual effects design/production, television and feature film production.

EAST WEST CREATIVE occupies 18,160 sq. ft. (8.9% of sq. ft., 6.4% of income)
under a ten-year lease expiring on March 1, 2014. The current rental rate per
sq. ft. of $27.26 has rent steps through the lease term with no renewal options. East West specializes in promotional marketing and branding services for clients nationwide. The full service agency also provides event planning,

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $63,040,000
                                401 FIFTH AVENUE            DSCR:    1.20x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

youth and entertainment marketing, strategic planning, and Web development. The agency was founded in 1983 as a boutique design firm. Clients include such companies as Bayer, Kraft, Universal Pictures and Kia Motors. Some of the East
West Creative's promotions and designs include: Lord of the Rings, Harry
Potter, Life Savers and Beck's Beer. The privately held company's revenues increased from $9 million in 2001 to $12.5 million in 2003.

THE MARKET. The property is located in New York City, New York County in the borough of Manhattan within the New York PMSA ("MSA"). The 2003 population for
Manhattan and the MSA was 1,546,358 and 8,140,877, respectively. Between 1990 and 2003 the population for each of the above areas grew by 3.9% and 11.1%, respectively. The average household income as of 2001 for each of the above areas was $92,984 and $39,766, respectively. Between 1997 and 2001 household income increased 22.2% and 11.4%, respectively. Manhattan accounts for 20% of
New York State's total income. From 1992 to 2002, Manhattan's average annual total personal income growth rate of 6.1% exceeded the national average annual growth rate of 4.7%.

PROPERTY MANAGEMENT. The property is managed by Newmark & Company Real Estate,
Inc. ("Newmark"), a New York corporation. Newmark, headquartered in Manhattan and with offices worldwide, has been in business for 70 years and manages and/or leases a total of 50 million sq. ft. of commercial space nationally.
Newmark currently manages in excess of 50 properties totaling more than 1.8 million sq. ft. located in New York. Newmark is one of the largest independent real estate firms based in the United States. It provides comprehensive real estate services to many corporations, property owners, investors and developers around the world. Annually, the firm completes more than 25 million sq. ft. of transactions, valued at nearly $9.5 billion in total consideration. Newmark has capabilities in asset care include evaluating infrastructure, repositioning buildings, supervising renovations and restorations, improving operational efficiency, upgrading technology and developing property-specific accounting strategies.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $63,040,000
                                401 FIFTH AVENUE            DSCR:    1.20x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       45

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

                                                  [PICTURE OMITTED]

                [PICTURE OMITTED]

                                                  [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:               GACC
  LOAN PURPOSE:              Refinance
  ORIGINAL TMA BALANCE(1):   $ 50,000,000
  CUT-OFF TMA BALANCE(1):    $ 50,000,000
  % BY INITIAL UPB:          2.66%
  INTEREST RATE(2):          5.7433%
  PAYMENT DATE:              1st of each month
  FIRST PAYMENT DATE:        April 1, 2005
  MATURITY DATE:             March 1, 2010
  AMORTIZATION:              Interest Only
  CALL PROTECTION:           Lockout until the earlier of (i) 24 months from the
                             securitization of the last pari passu note and (ii)
                             three years after the loan closing date, then
                             defeasance is permitted. On and after November 1,
                             2009, prepayment permitted without penalty.
  SPONSOR:                   Macklowe Properties
  BORROWER:                  125 West 55th Street Owner LLC
  PARI PASSU DEBT(1):        $150,000,000
  MEZZANINE DEBT(1):         $ 63,500,000
  LOCKBOX:                   Hard
  INITIAL RESERVES(3):       Insurance:                $312,519
                             Macquarie TI/LC:          $3,475,000
                             Macquarie Free Rent:      $1,987,500
  MONTHLY RESERVES:          Tax:                      $1,082,919
                             Insurance:                $29,693
                             TI/LC:                    $17,503
                             Replacement:              $9,740
--------------------------------------------------------------------------------

(1)   The original Trust Mortgage Asset ("TMA") amount of $50,000,000 represents the A-1 Note from a first mortgage loan in the principal amount of $200,000,000, consisting of the A-1 Note and pari passu A-2,
      A-3 and A-4 Notes. The A-2, A-3 and A-4 notes are not included in the trust. Additionally, there is $63,500,000 of mezzanine debt.

(2)   Represents the average interest rate for the first 12 payment periods after the cut-off date rounded to four decimal places. The interest rate will vary throughout the loan term. Refer to Annex A-8 for a schedule of interest rates.

(3)   See "Reserves" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
                                    FIRST         FIRST MORTGAGE
                                   MORTGAGE       PLUS MEZZANINE
                              ----------------- -----------------
  CUT-OFF DATE BALANCE:       $200,000,000      $263,500,000
  CUT-OFF DATE BALANCE PSF:   $360              $474
  LTV:                        64.52%            85.00%
  BALLOON LTV:                64.52%            85.00%
  DSCR:                       1.58x             1.10x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:        Single Asset
  PROPERTY TYPE:                   Office with retail component
  COLLATERAL:                      Fee Simple
  LOCATION:                        New York, NY
  YEAR BUILT/RENOVATED:            1989/NAP
  TOTAL AREA:                      555,475 sq. ft.
  PROPERTY MANAGEMENT:             Macklowe Management Co. Inc.
                                   (a borrower affiliate)
  OCCUPANCY (AS OF 11/1/2004):     100.0%
  UNDERWRITTEN NET CASH FLOW:      $18,154,019
  APPRAISED VALUE:                 $310,000,000
  APPRAISAL DATE:                  January 5, 2005
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                  MAJOR OFFICE TENANTS
-------------------------------------------------------------------------------------------------------------------------
                                                                      WEIGHTED AVG        LEASE
                   TENANT                   NRSF       % NRSF(1)       RENT PSF        EXPIRATION      RATINGS (S/F/M)(1)
-------------------------------------------------------------------------------------------------------------------------

      LeBoeuf, Lamb, Greene & MacRae,
       L.L.P.                            228,335     41.1%          $ 41.06           6/30/2012            Not Rated
      Katz Communications                176,834     31.8            37.80            4/30/2012         BBB-/BBB-/Baa3
      Macquarie Holdings                 59,548      10.7            53.00            3/31/2015             A/A+/A2
      KBC Bank N.V.                      38,036       6.8            35.13            12/31/2006          A+/AA-/Aa3
      Air France - KLM                   30,311       5.5            85.93            2/28/2012            Not Rated
      SUB TOTAL/WTD. AVG.:               533,064     95.9%          $ 43.44
-------------------------------------------------------------------------------------------------------------------------

(1) Credit ratings are of the parent company whether or not the parent guarantees the lease.

-------------------------------------------------------------
                   LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------
 YEAR OF             # OF LEASES    EXPIRING         % OF
EXPIRATION            EXPIRING      SQ. FT.    TOTAL SQ. FT.
-------------------------------------------------------------

 2005                    1            3,850          0.7%
 2006                    1           38,036          6.8
 2008                    1            5,650          1.0
 2009                    1            3,000          0.5
 2011                    1            1,860          0.3
 2012                    3          435,480         78.4
 2015                    1           59,548         10.7
 2017                    1            8,050          1.4
 MTM(2)                  1                1          0.0
 TOTAL/WTD. AVG.        11          555,475        100.0%
-------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                 CUMULATIVE
                                     CUMULATIVE                    % OF BASE       % OF
 YEAR OF              CUMULATIVE    % TOTAL SQ.    ANNUAL AVG.      ACTUAL      BASE ACTUAL
EXPIRATION          TOTAL SQ. FT.       FT.       RENT PSF ($)   RENT ROLLING      RENT
-------------------------------------------------------------------------------------------

 2005                    3,850           0.7%      $   55.00           0.9%          0.9%
 2006                   41,886           7.5           35.13           5.4           6.3
 2008                   47,536           8.6           46.13           1.1           7.4
 2009                   50,536           9.1           80.32           1.0           8.4
 2011                   52,396           9.4           69.89           0.5           8.9
 2012                  487,876          87.8           42.86          76.1          85.0
 2015                  547,424          98.6           53.00          12.9          97.9
 2017                  555,474         100.0           64.93           2.1         100.0
 MTM(2)                555,475         100.0%       4,595.00           0.0         100.0%
 TOTAL/WTD. AVG.                                   $   44.15         100.0%
-------------------------------------------------------------------------------------------

(2)   Metropolitan Fiber Systems has a month-to-month agreement for space located in the basement of the property.

125 WEST 55TH STREET LOAN

THE LOAN. The 125 West 55th Street loan is secured by a first mortgage on the borrower's fee simple interest in a modern 22-story 555,475 sq. ft. Class "A"
office building located on the north side of West 55th Street through-block to
West 56th Street between Avenue of the Americas (Sixth Avenue) and Seventh
Avenue in the mid-town Manhattan central business district ("CBD"). The loan term is five years and is interest only. Based on the appraised value of $310 million, the borrower has implied equity of $46.5 million in the property.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity with two independent directors, for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by MACKLOWE PROPERTIES ("Macklowe"). The borrower under this loan is affiliated with the borrower under the General
Motors Building loan.

Macklowe has over 30 years of commercial real estate investment & development experience, predominantly in New York City. Macklowe's investments include office & apartment properties, land assemblages, and conversion of industrial properties and loft buildings in Manhattan. Macklowe's substantial real estate portfolio includes interests in such prestigious residential properties as 777
Sixth Avenue, 305 West 50th Street (Longacre House), 515 East 72nd Street
(RiverTerrace) and 420 East 54th Street (RiverTower) as well as interests in 12 commercial properties leased to many high quality tenants at well known addresses such as the General Motors Building, 540 Madison Avenue, 400 Madison
Avenue, and 610 Broadway. In 2003,

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

Deutsche Bank financed $1.15 billion of Macklowe's $1.45 billion acquisition of the General Motors Building. In January 2005, Deutsche Bank refinanced the
General Motors Building with a debt package totalling $1.1 billion. Macklowe is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. The 125 West 55th Street property, also known as The Avenue of the Americas Plaza, was built in 1989 by Macklowe, the current owner and sponsor. The 22-story building (plus basement) contains approximately 555,475
sq. ft. of Class "A" office space, inclusive of approximately 12,910 sq. ft. of retail space. The building is located in Midtown Manhattan's central business district just west of the Sixth Avenue corridor. The property enjoys visibility and accessibility from West 55th Street and West 56th Street. 125 West 55th
Street is the home of the Estiatorio Milos restaurant (rated "25" for food; #1 rated Greek restaurant and #5 rated seafood restaurant in New York City in the
Zagat's Survey: 2005 New York City Restaurants), which is located on the ground floor. The building's distinctive design exhibits state-of-the-art construction and architecture. The property's rent roll containing 11 tenants which occupy
100.0% of the space and represents the headquarters for several tenants. Three of the tenants -- Katz Communications, KBC Bank N.V. and Macquarie Holdings --
are rated investment grade. The largest tenant, LeBoeuf, Lamb, Greene & MacRae,
L.L.P. ("LeBoeuf") is consistently ranked by The American Lawyer as one of the top corporate law firms in the country for investment grade debt (issuer and underwriter's counsel), capital markets, and mergers and acquisitions representations. Credit tenants make up approximately 49% of the building's tenant roster.

The property has an ornate marble lobby with high ceilings and is decorated with art work from Harry Macklowe's personal art collection. The property benefits from brilliant sunlight and is accessible on West 55th Street and West
56th street. Certain floors throughout the property are finished with marble, terrazzo and ceramic tile, carpet and/or exposed hard wood.

SIGNIFICANT TENANTS. The property is currently 100.0% occupied by 8 office tenants and 3 retail tenants. The five largest tenants represent approximately
96.0% of the net rentable area and approximately 94.4% of the effective gross income of the property. The following is a brief description of the property's top three office tenants.

LEBOEUF, LAMB, GREENE & MACRAE, L.L.P. (NRA 41.1%, $41.06/sq. ft., expiring in
June 2012) is one of the world's largest law firms with more than 600 lawyers practicing in 13 cities in the United States and in nine other countries across the globe. Founded in 1929, LeBoeuf represents a diverse range of clients in areas such as banking, finance, insurance, energy, telecommunications,
e-commerce, transportation, manufacturing, real estate, and entertainment as well as trade associations and government agencies. LeBoeuf's office at the property is the largest in the firm's multinational network, with more than 250 lawyers. The property is the de facto United States headquarters for LeBoeuf.
LeBeouf occupies floors 11 through 20, 17,145 sq. ft. of concourse-level office space and 2,190 sq. ft. of other space for mailroom operations, for a total of approximately 228,335 sq. ft.

KATZ COMMUNICATIONS (NRA 31.8%, $37.80/sq. ft., expiring in April 2012) is a subsidiary of Clear Channel Communications (rated "BBB-" by S&P, "BBB-" by
Fitch and "Baa3" by Moody's). Katz Communications ("Katz") is a media representation firm that is retained exclusively to sell national spot advertising air time throughout the United States to radio stations, television stations and cable television systems. Clients include network-owned, network-affiliated and independent stations. Today, with more than 2,500 radio stations and approximately 400 television stations retaining Katz services,
Katz is the only media representation firm to serve multiple types of electronic media. Katz possesses leading market shares in the representation of radio and television stations. The property serves as Katz's headquarters and
Katz currently has 21 regional offices. A subsidiary of Katz, Katz Radio Group represents such independent radio clients as Cox Communications, Infinity
Broadcasting, and Hubbard Broadcasting. Katz occupies floors 3 through 7, a portion of floor 8, floor 21 and a small space on the ground floor, for a total of approximately 176,834 sq. ft.

MACQUARIE HOLDINGS (NRA 10.7%, $53.00/sq. ft., expiring in March 2015) is a subsidiary of Macquarie Bank Ltd. (rated "A" by S&P, "A+" by Fitch and "A2" by
Moody's). Macquarie Bank Ltd. ("Macquarie") was established in 1969 and is a pre-eminent provider of investment banking and financial services. In Australia and Asia, Macquarie provides a full range of investment, financial market and advisory products and services. Internationally, Macquarie hones its focus on select markets where they are able to provide special value. On July 29, 1996,
Macquarie listed its fully paid ordinary shares on the Australian Stock

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

Exchange (ASX) and on October 30, 1996 entered the ASX's All Ordinaries Index, with a market capitalization of approximately $1.3 billion. Since 1992,
Macquarie has reported successive years of record profits and growth and currently employs over 6,000 people in 23 countries. Macquarie reported approximately $375 million in profit for 2004 and $216 million in profit as of the first half of 2005 (March 31 year end).

Other prominent tenants include KBC Bank N.V. ($35.13/sq. ft.; rated "A+" by
S&P, "AA-" by Fitch and "Aa3" by Moody's), Air France-KLM ($85.93/sq. ft.), Au
Bon Pain and Starbucks.

THE MARKET. The property, 125 West 55th Street, is located on the north side of
West 55th Street through-block to West 56th Street between Avenue of the
Americas (Sixth Avenue) and Seventh Avenue. The property is located within the boundaries of the Plaza District, specifically in the area of Midtown known as the Sixth Avenue/Rockefeller Center sub-district, and is considered one of
Manhattan's premier office locations. The property is surrounded by many of New
York's most well known landmarks, restaurants, hotels, retail shops and tourist attractions all made accessible by the presence of several major transportation hubs.

The Plaza District boasts several first class hotels that offer luxury accommodations to business travelers and tourists including The Parker
Meridian, The Ritz-Carlton and The Plaza. Within walking distance of the property are the New York Palace, the St. Regis Hotel, The Four Seasons and The
Waldorf-Astoria. More moderately priced hotels are found in the property's immediate vicinity as well, including the Salisbury, the Helmsley Windsor, the
Wyndham, and the New York Hilton. The presence of many fine hotels serves as an important inducement to national and international firms seeking space in
Midtown. The total overall Midtown Class "A" office vacancy rate was 11.3% as of the third quarter 2004.

Historically, the Plaza District has the highest rents in Midtown due to the demand generated by its premier location and quality space. The attractiveness of the Plaza District is reflected by the presence of numerous top firms in a diverse array of businesses, including domestic and international banking, legal services, manufacturing, securities/holdings, printing and publishing, advertising, and communications.

The Sixth Avenue/Rockefeller Center sub-district includes all properties located on Sixth Avenue north of 41st Street including Rockefeller Center. The average Class "A" asking rental rate in the Sixth Avenue/Rockefeller Center sub-district, where the property is located, was $56.46 in the third quarter of
2004, above the overall primary Midtown average of $54.72. Although the property is 100% leased, the total vacancy rate and the direct vacancy rate for the Sixth Avenue/Rockefeller sub-district was 11.5% and 5.4%, respectively, in the third quarter of 2004.

According to Cushman & Wakefield, asking rents for the buildings directly competitive with the property range from $47.00 to $80.00/sq. ft. The average direct occupancy rates for directly competitive buildings are 96.0%, and 94.6%
for the Class "A" space in the Sixth Avenue/Rockefeller Center sub-district.

Midtown Manhattan is a retail center with one of the largest selections of merchandise in the world. Upscale retail is located along Fifth Avenue north of
50th Street, and on Madison Avenue in the 60's. In addition to Saks Fifth
Avenue, a wide variety of department stores, boutiques, jewelers, furriers, art galleries, antique shops, rare collector shops, wine sellers and gourmet food shops surround the property.

The property is accessible from all major Manhattan commuter transportation hubs. Nearby subway stops include the 53rd Street and Fifth Avenue station, where the E and V trains are accessible, the 42nd Street and 47th Street
(Rockefeller Center) stations along Sixth Avenue, where the F, B, D and 7 trains are accessible, and the 49th Street and Broadway station where the N and
R trains are available. The property is also accessible by bus via the Sixth
Avenue routes.

PROPERTY MANAGEMENT. Macklowe Management Co. Inc., an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

RESERVES. Upfront reserves were established in the amounts of $3,475,000 for tenant improvements and leasing commissions attributable to the Macquarie space and $1,987,500 for free rent in the Macquarie space which is scheduled to reduce by $220,833.33 on each payment date through December 2005.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Equity owners of the borrower incurred mezzanine debt from GACC, with an aggregate balance of $63,500,000, secured by pledges of equity interests in the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET          TMA BALANCE: $50,000,000
                         125 WEST 55TH STREET           TMA DSCR:    1.58x
                                                        TMA LTV:     64.52%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       53

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                            METROPLEX RETAIL CENTER         DSCR:    1.29x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

              [PICTURE OMITTED]                    [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                            METROPLEX RETAIL CENTER         DSCR:    1.29x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $36,000,000
  CUT-OFF PRINCIPAL BALANCE:    $36,000,000
  % BY INITIAL UPB:             1.92%
  INTEREST RATE:                5.3300%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           April 1, 2005
  MATURITY DATE:                March 1, 2015
  AMORTIZATION:                 Interest-only through and including the
                                payment date occurring March 1, 2008.
                                Thereafter, amortization is based on a
                                30-year schedule.
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is
                                permitted. On and after January 1, 2015,
                                prepayment can be made without
                                penalty.
  SPONSORS:                     Alan Fox
  BORROWER:                     Six special-purpose entities as tenants in
                                common
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      None
  INITIAL RESERVES:             Insurance:                    $18,333
                                Engineering:                  $14,688
  MONTHLY RESERVES:             Tax:                          $42,083
                                Insurance:                    $4,583
                                TI/LC(1):                     $10,030
                                Replacement:                  $3,653
                                Tenant Leasing Reserve(2):    Springing
--------------------------------------------------------------------------------

(1)   Capped at $361,000.

(2)   Borrower would be required to deposit the following amounts in the event the associated tenant ever becomes 60 days in monetary default under its lease or files for protection under the U.S. Bankruptcy Code; $2,320,000 for Treasures, $854,744 for Microskills, $527,820 for (RJR) New Horizons
      and $527,770 for Rattan and Leather. The Treasures reserve can also be triggered if it does not give notice of its intent to renew six months prior to the expiration of its lease.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:     $170
  BALLOON BALANCE PSF:          $152
  LTV:                          80.00%
  BALLOON LTV:                  71.32%
  DSCR:                         1.29x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:          Single Asset
  PROPERTY TYPE:                     Anchored Retail
  COLLATERAL:                        Fee simple interest in an
                                     anchored retail shopping center.
  LOCATION:                          San Diego, CA
  YEAR BUILT / RENOVATED:            1992/NAP
  TOTAL AREA:                        211,734 sq. ft.
  PROPERTY MANAGEMENT:               ACF Property Management, Inc.
  OCCUPANCY (AS OF 1/1/2005)(3):     91.7%
  UNDERWRITTEN NET CASH FLOW:        $3,116,002
  APPRAISED VALUE:                   $45,000,000
  APPRAISAL DATE:                    January 20, 2005
--------------------------------------------------------------------------------

(3)   Does not include the recently signed lease by Fabric Discounters, LLC for
      6,946 sq. ft. which, if included, would increase the occupancy to 95.0%.
      The income from this lease was not underwritten.

-----------------------------------------------------------------------------------------------------
                                                             LEASE           LEASE
            TENANTS            % NRSF      RENT PSF     COMMENCEMENT     EXPIRATION      SALES PSF(4)
-----------------------------------------------------------------------------------------------------

  Treasures                     38.2%    $ 17.45         5/1/2002       11/30/2013         $342
  Microskills                   14.4%    $ 17.35         9/17/1999       1/31/2009         $221
  Rattan and Leather             9.1%    $ 18.23         7/1/1998        7/31/2008         $60
-----------------------------------------------------------------------------------------------------

       (4)   Most recently available sales per square foot.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       55

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                            METROPLEX RETAIL CENTER         DSCR:    1.29x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

THE METROPLEX RETAIL CENTER LOAN

THE LOAN. The Metroplex Retail Center Loan is secured by a first mortgage on
Metroplex Retail Center, a 211,734 sq. ft. anchored retail center, constructed in 1992 and located in San Diego, CA.

THE BORROWER. The borrower is comprised of six single-purpose entities, each with an independent director, owning the property as tenants in common, whose sole purpose is to acquire, own and operated Metroplex Retail Center.

The loan sponsor is ALAN FOX who controls, and is president of, ACF Property
Management, Inc., a repeat GE borrower. ACF Property Management, Inc. is responsible for the acquisition, management and sale of more than two million
sq. ft. of commercial space, 2,000 apartment units, 12 shopping centers and three inns.

THE PROPERTY. The Metroplex Retail Center Loan is secured by a 211,734 sq. ft.
anchored retail shopping center located in San Diego, CA. The subject is part of the San Diego Design Center, which includes a unique pyramid office building
(not part of collateral), and is less than two miles from Interstate 805 and less than three miles from Interstate 5. Metroplex Retail Center is located in the heart of furniture row on Miramar Road, a well traveled thoroughfare that the appraiser reports has an average traffic count of 53,000 per day.

SIGNIFICANT TENANTS. The property is 91.7% leased to nine tenants. Because the property is located in San Diego's furniture row the majority of the property's tenants are home furnishing related.

TREASURES occupies 80,971 sq. ft. (38.2% of total space) under a lease with an average rent of $17.45/sq. ft. that commenced on May 1, 2002 and expires on
November 30, 2013. Founded in 1985, Treasures is one of Southern California's
premier furniture retailer with over 200,000 square feet of displays in showrooms in San Diego, Irvine and Pasadena. The company reportedly offers more brand name furniture and accessories than any other Southern California showroom.

MICROSKILLS occupies 30,455 sq. ft. (14.4% of total space) on the second floor of the property under a lease with a rent of $17.35/sq. ft. that commenced on
September 17, 1999 and expires on January 31, 2009. Microskills delivers education and training services to individual computer hardware professionals worldwide. The company implements this through instructor-led courses and knowledge and skill transfer sessions.

RATTAN AND LEATHER occupies 19,262 sq. ft. (9.1% of total space) under a lease with a rent of $18.23/sq. ft. that commenced on July 1, 1998 and expires on
July 31, 2008. Rattan and Leather has been selling a unique selection of living room, dining room and bedroom groupings at the property for six years.

THE MARKET. Metroplex Retail Center is located in San Diego, CA. According to the appraisal, the 2003 population was 869,068 and reported average household income was $76,912, within a 10-mile radius of the Metroplex Retail Center.
Within a 3-mile radius of the Metroplex Retail Center, the population was
59,838 and reported average household income was $72,127, in 2003.

The appraiser reported overall vacancy in the San Diego office market as 3.8%, with an average rent of $22.80. For the Mira Mesa/Miramar/Scripps Ranch submarket, in which the property is located, vacancy is at 1.7% with an average rent of $21.60.

The appraiser reported occupancy rates for comparable properties as 75% to
100%, with a weighted average of 97%, compared to Metroplex Retail Center at
91.7%. Rent comparables ranged from $13.20 to $24.00, compared to Metroplex
Retail Center which ranged from $16.80 to $21.44.

PROPERTY MANAGEMENT. The property is managed by ACF Property Management, Inc., an affiliate of the sponsor.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       56

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                            METROPLEX RETAIL CENTER         DSCR:    1.29x
                                                            LTV:     80.00%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       57

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                         WELLINGTON MEADOWS APARTMENTS      DSCR:    1.20x
                                                            LTV:     78.26%
--------------------------------------------------------------------------------

             [PICTURE OMITTED]                    [PICTURE OMITTED]

             [PICTURE OMITTED]                    [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       58

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                         WELLINGTON MEADOWS APARTMENTS      DSCR:    1.20x
                                                            LTV:     78.26%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GACC
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $36,000,000
  CUT-OFF PRINCIPAL BALANCE:    $36,000,000
  % BY INITIAL UPB:             1.92%
  INTEREST RATE:                5.2350%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           May 1, 2005
  MATURITY DATE:                April 1, 2015
  AMORTIZATION:                 Interest-only through and including the payment
                                date occurring on April 1, 2010. Thereafter,
                                amortization is based on a 30-year schedule.
  CALL PROTECTION:              Lockout for 24 months from securitization date,
                                then defeasance is permitted. On and after
                                January 1, 2015, prepayment permitted without
                                penalty.
  SPONSOR:                      Triple Five National
                                Development Corporation
  BORROWER:                     Wellington Meadows, LLC
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      None
  INITIAL RESERVES:             Tax:            $64,707
                                Insurance:      $35,470
  MONTHLY RESERVES:             Replacement:    $5,533
                                Tax:            $21,569
                                Insurance:      $3,942
--------------------------------------------------------------------------------

(1)   The sponsor, Triple Five National Development Corporation, provided a recourse guaranty for 25% of the loan amount, which guaranty terminates after the property attains a DSCR of at least 1.20x (based on an amortizing constant) provided that occupancy is at least 90%. The current underwritten DSCR during the initial 60-month interest only period is
      1.26x and during the amortizing period is 1.01x. See "The Loan" herein for further detail.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE/UNIT:  $108,434
  BALLOON BALANCE/UNIT:       $100,356
  LTV:                        78.26%
  BALLOON LTV:                72.43%
  DSCR(1):                    1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:      Single Asset
  PROPERTY TYPE:                 Multifamily
  COLLATERAL:                    Fee Simple
  LOCATION:                      Las Vegas, NV
  YEAR BUILT / RENOVATED:        1998/NAP
  UNITS:                         332
  PROPERTY MANAGEMENT:           Self Managed
  OCCUPANCY (AS OF 3/30/2005):   99.1%
  UNDERWRITTEN NET CASH FLOW:    $2,400,268
  APPRAISED VALUE:               $46,000,000
  APPRAISAL DATE:                February 16, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                            UNIT DESCRIPTION
---------------------------------------------------------------------------------------------------------
                                                                        AVERAGE RENT       MARKET RENT(2)
          UNIT TYPE            NO. OF UNITS       SQ. FT. PER UNIT      (PER MONTH)        (PER MONTH)
---------------------------------------------------------------------------------------------------------

  1 Bedroom, 1 Bath                 84                  721               $  772              $  795
  1 Bedroom, 1 Bath                 56                  815               $  818              $  855
  2 Bedroom, 2 Bath                116                  998               $  915              $  955
  2 Bedroom, 2 Bath                 56                1,104               $1,016              $1,055
  3 Bedroom, 2 Bath                 20                1,322               $1,204              $1,280
---------------------------------------------------------------------------------------------------------
  TOTAL/WTD. AVG.                  332                  934               $  897              $  934
---------------------------------------------------------------------------------------------------------

      (2)   As per February 16, 2005 appraisal.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       59

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                         WELLINGTON MEADOWS APARTMENTS      DSCR:    1.20x
                                                            LTV:     78.26%
--------------------------------------------------------------------------------

WELLINGTON MEADOWS APARTMENTS LOAN

THE LOAN. The Wellington Meadows Apartments loan is a $36.0 million, ten-year fixed rate loan secured by the fee simple interest in a Class "A" 332-unit garden-style apartment complex located in Las Vegas, Nevada approximately eight miles west of the Las Vegas central business district. The loan is interest-only for the initial 60 months of the loan term and then amortizes based on a 30-year schedule. The loan has a loan-to-value ratio of 78.26%.

THE BORROWER. The borrower, Wellington Meadows, LLC, is a single-purpose, bankruptcy-remote entity for which a non-consolidated opinion was received at closing. The borrower is sponsored by TRIPLE FIVE NATIONAL DEVELOPMENT
CORPORATION, a major Las Vegas-based commercial real estate development, investment and management company. Triple Five National Development
Corporation, with a portfolio totaling over two million sq. ft. (including
Wellington Meadows Apartments), is active in the development of multifamily complexes, shopping centers and industrial parks. Its portfolio is located primarily in the Las Vegas market with additional projects in Phoenix, Arizona and Seattle, Washington. Triple Five National Development Corporation's July
31, 2004 audited financial statements showed total assets of $375 million, including liquidity of $45.2 million. A separate market value analysis of
Triple Five National Development Corporation's real estate portfolio based on independent appraisals showed a total portfolio value of $578.0 million and shareholder's equity of $287.0 million.

THE PROPERTY. Developed in 1998 and situated on a level 13.95-acre site, the property contains 27 two and three-story apartment buildings and a clubhouse.
The property is in excellent condition as the result of a proactive maintenance staff. The buildings are of conventional wood-framed construction, pitched
Spanish tile roofs, aluminum framed sliding glass windows and patio/balcony doors. Exteriors are of painted stucco in a variety of southwestern colors.
Site landscaping consists of mature trees, tall palms, shrubs, lawns, crushed granite, flower beds and concrete walkways. The property is surrounded by wrought iron and masonry fencing and easily identified by a large roadside monument sign. Amenities include a paved gated entrance, an on-site leasing/management office and clubhouse, BBQ areas, a 3-hole putting green, and one heated swimming pool with a whirlpool/spa. In addition, a racquetball court, fitness room, sauna and a business center are all located in the clubhouse building.

Property unit mix consists of 84 one-bedroom/one-bath units which are approximately 721 sq. ft., 56 one-bedroom/one-bath units which are approximately 815 sq. ft., 116 two-bedroom/two-bath units which are approximately 998 sq. ft., 56 two-bedroom/  two-bath units which are approximately 1,104 sq. ft. and 20 three-bedroom/two-bath units which are approximately 1,322 sq. ft. Unit amenities include private entrances, wall-to-wall carpeting in the living areas, large closets, nine-foot ceilings, ceiling fan, storage closet, mini-blinds, full size washer/dryer, gas fireplaces in select units and alarm system. Kitchens are equipped with wood cabinets, refrigerator, gas range/oven, ducted vent hood, dishwasher, microwave oven and garbage disposal. Each apartment unit contains an individual central
HVAC system and hot water heater and is individually metered for electricity and gas with a water/sewer charge pass-through. Parking totals 590 surface spaces, including 340 carports.

THE MARKET. Wellington Meadows Apartments is located in the far western section of Las Vegas in a rapidly expanding portion of the city comprised of a number of master-planned communities. The appraiser, Snyder-Harper & Associates, stated the immediate market area is one of the most desirable areas to live and work in the Las Vegas Valley. The 2004 population within a three mile radius of the property was 146,700, up 41.5% over 2000; households totaled 59,834, up
43.0% over 2000. The neighborhood surrounding the property is developed primarily with single-family residential subdivisions and multifamily complexes with a mix of commercial developments along the major arterial roads. The neighborhood contains numerous recreational facilities, including parks, walking and biking paths, golf courses and tennis courts. The property fronts on Sahara Avenue, a major east-west arterial road providing a direct route to the Las Vegas central business district, the "Strip" and I-15.

The Las Vegas MSA's rapid population and job growth is generating strong housing demand and rapidly rising home values. As of October 2004, the median new home value was $293,400, up 40.9% over 2003. The acceleration in value of developable land has resulted in a marked shift from multifamily rental development in favor of single-family projects. During 2000-2003, apartment construction permits issued by Clark County, Nevada ranged from 2,228 to 4,521 annually, while in 2004 permits

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       60

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                         WELLINGTON MEADOWS APARTMENTS      DSCR:    1.20x
                                                            LTV:     78.26%
--------------------------------------------------------------------------------

issued dropped dramatically to just 845. Only 1,244 apartment units are currently under construction throughout the Las Vegas metro area for delivery in 2005. Due to the strong demand for for-sale housing, the Las Vegas multifamily market is experiencing a wave of rental-to-condominium conversions, with approximately 20,000 units (11% of market inventory) currently targeted for conversion.

Per CB Richard Ellis, as of year-end 2004, the Las Vegas multifamily apartment market contained approximately 180,000 units at an overall 94.9% occupancy rate, an improvement from 92.4% as of year-end 2003. For the period of
2000-2004, the market averaged 93.1% occupancy. The property's "zip code"
submarket was estimated at 95.0% occupancy, an improvement from 94.0% as of year-end 2003. During 2002-2004, the property's historic occupancy rate ranged from 94.1% to 96.6%.

The appraiser identified five comparable multifamily properties considered directly competitive with the property. The comparables ranged from 290 to 560 units (total: 1,830 units). The comparable one-bedroom/one-bath units ranged from $765 to $870 per month, whereas, the property's one-bedroom units averaged
$772 to $818 per month. The appraiser determined market rents for the property's smaller one-bedroom units of $790 per month, and $850 per month for the property's larger one-bedroom units. The comparable two-bedroom/two-bath units ranged from $860 to $1,045 per month, whereas, the property's two-bedroom units averaged $915 to $1,016 per month. The appraiser determined market rents for the property's smaller two-bedroom units of $955 per month and $1,055 per month for the property's larger two-bedroom units. The comparable three-bedroom/two-bath units ranged from $1,039 to $1,200 per month, whereas, the property's three-bedroom units averaged $1,216 per month. The appraiser determined a market rent for the property's three-bedroom units of $1,204 per month.

According to recent United States census estimates, the state of Nevada is leading the nation in population and employment growth. The Las Vegas MSA population more than doubled from 1990 to 2004 to 1,687,000 residents and is projected to expand by an additional 182,000 residents by 2008 (11% growth).
From an economic standpoint, the popularity of Las Vegas is due to various factors including a favorable tax structure, the expansion of McCarran
International Airport, and the strategic location of Las Vegas as a transportation hub. Gaming and tourism remain the leading sectors, but growth in the distribution and manufacturing sectors contribute to a more diversified
Las Vegas economy. Tourism in 2004 totaled 37.4 million visitors with an economic impact of approximately $33 billion, up from 20.9 million visitors with a $14.3 billion economic impact in 1990. As of December 2004, unemployment stood at 3.5%, well ahead of the statewide rate of 3.8% and national rate of
5.3%.

ADDITIONAL COLLATERAL. As additional collateral for the loan, Triple Five
National Development Corporation, the sponsor, provided a recourse guaranty for
25% of the loan amount. The recourse guaranty terminates, provided occupancy at the property is at least 90% for 6 consecutive months, after the property attains a DSCR of at least 1.20x (on an amortizing constant) based on trailing
6-month income minus the greater of (i) $1,155,977 or (ii) trailing 12-month operating expenses. In addition, the recourse guaranty is subject to a one-time reduction to 16.7% of the loan amount as is further described in the loan documents. As of July 31, 2004, the sponsor owned real estate assets in excess of $577 million, and had a liquid net worth of approximately $45 million.

PROPERTY MANAGEMENT. The property is self managed.

CASH MANAGEMENT. None.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       61

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $36,000,000
                         WELLINGTON MEADOWS APARTMENTS      DSCR:    1.20x
                                                            LTV:     78.26%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       62

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       63

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $33,750,000
                            CHATSWORTH BUSINESS PARK        DSCR:    1.31x
                                                            LTV:     74.01%
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       64

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $33,750,000
                            CHATSWORTH BUSINESS PARK        DSCR:    1.31x
                                                            LTV:     74.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GACC
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $33,750,000
  CUT-OFF PRINCIPAL BALANCE:    $33,750,000
  % BY INITIAL UPB:             1.80%
  INTEREST RATE:                5.3720%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           May 1, 2005
  MATURITY DATE:                April 1, 2010
  AMORTIZATION:                 Interest-only through and including the
                                payment date occurring on April 1, 2007.
                                Thereafter, amortization is based on a
                                30-year schedule.
  CALL PROTECTION:              Lockout for 24 months from securitization
                                date, then defeasance is permitted. On
                                and after January 1, 2010, prepayment
                                permitted without penalty.
  SPONSOR:                      Triple Net Properties, LLC
  BORROWER:                     NNN Chatsworth Business Park, LLC
                                and 30 other tenant-in-common
                                borrowers
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      Hard
  INITIAL RESERVES(1):          TI/LC:                    $1,250,000
                                Tax:                      $   88,698
                                Insurance:                $   31,556
                                Engineering:              $   19,500
  MONTHLY RESERVES(1):          Replacement:              $    3,863
                                Tax:                      $   44,349
                                Insurance:                $    5,260
--------------------------------------------------------------------------------

(1)   See "Escrows" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:     $146
  BALLOON BALANCE PSF:          $140
  LTV:                          74.01%
  BALLOON LTV:                  70.97%
  DSCR:                         1.31x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET/PORTFOLIO:        Single Asset
  PROPERTY TYPE:                 Office
  COLLATERAL:                    Fee simple interest in two 2-story
                                 suburban office buildings.
  LOCATION:                      Chatsworth, Los Angeles, CA
  YEAR BUILT / RENOVATED:        1986 and 1998/1996
  TOTAL AREA:                    231,770 sq. ft.
  PROPERTY MANAGEMENT:           Triple Net Properties Realty, Inc.
  OCCUPANCY (AS OF 3/29/2005):   100%
  UNDERWRITTEN NET CASH FLOW:    $ 2,970,048
  APPRAISED VALUE:               $45,600,000
  APPRAISAL DATE:                February 15, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                             MAJOR OFFICE TENANTS
-------------------------------------------------------------------------------------------------------------
             TENANT                NRSF      % NRSF      RENT PSF      LEASE EXPIRATION     RATINGS (S/F/M)
-------------------------------------------------------------------------------------------------------------

County of Los Angeles(2)         164,500      71.0%      $ 14.30           11/30/2010        A+ / NR / Aa3
SANYO North America
  Corp.                           67,270      29.0%      $  7.08           2/28/2007       BBB / NR / Baa1(3)
-------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                  231,770     100.0%      $ 12.20
-------------------------------------------------------------------------------------------------------------

      (2)   Department of Public Social Services, see "Significant Tenants"
            herein.

      (3)   Credit rating of parent company which is not a guarantor of the lease.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       65

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $33,750,000
                            CHATSWORTH BUSINESS PARK        DSCR:    1.31x
                                                            LTV:     74.01%
--------------------------------------------------------------------------------

CHATSWORTH BUSINESS PARK LOAN

THE LOAN. The Chatsworth Business Park loan is a $33.75 million, five-year fixed rate loan secured by the fee simple interests in two 2-story Class "A"
office buildings containing 231,770 sq. ft. located approximately 30 miles northwest of downtown Los Angeles in Chatsworth, Los Angeles County,
California. The borrower's total cost basis, including closing costs, is $45.85 million, consequently, the borrower has hard cash equity of $12.1 million in the property and a loan-to-cost ratio of 73.6%.

THE BORROWER. The borrower is comprised of 31 single-purpose, bankruptcy remote entities that own the property as tenants-in-common. The sponsor of the loan,
TRIPLE NET PROPERTIES, LLC, is required to maintain control of at least 1%
ownership interest in the borrower during the term of the loan. Triple Net
Properties, LLC offers a diverse line of investment products as well as a full-range of services including asset and property management, brokerage, leasing, analysis and consultation. Triple Net Properties, LLC specializes in syndicating real estate properties to third-party investors seeking replacement property in transactions that qualify as tax-deferred exchanges under Section
1031. Triple Net Properties, LLC is headquartered in Santa Ana, California and has invested substantial amounts to purchase a diverse portfolio of real estate located throughout the western United States and Hawaii. As of December 31,
2003, Triple Net Properties, LLC had members' equity of $7.15 million including liquidity of $5.42 million. Triple Net Properties, LLC and Triple Net
Properties, Realty, Inc., the sponsor and property manager, respectively, are currently each a subject of an SEC investigation related to, among other things, errors in information contained in disclosure documents, as described under "Risk-Factors -- Risk Related to Litigation" in the prospectus supplement.

THE PROPERTY. Chatsworth Business Park consists of two, two-story, Class "A"
office buildings situated on an 8.96-acre parcel of land located at the northwest corner of Plummer Street and Canoga Avenue in Chatsworth, Los Angeles
County, California. Plummer Street is a major east/west roadway with two lanes of traffic in each direction and Canoga Avenue is a major north/south street with one lane of traffic in each direction. Access to the property site is available from both Plummer Street and Canoga Avenue. Access to the property neighborhood is provided by the Ronald Reagan Freeway via the Topanga Canyon
Boulevard interchange, located approximately three miles northwest of the property. The Ventura Freeway can be accessed via Topanga Canyon Boulevard approximately 4.5 miles southwest of the property.

The property site is developed with two, two-story office buildings containing a total of 231,770 sq. ft. Building "A" was built in 1986 and renovated in 1996 and Building "B" was built in 1998. Exterior facades consist of concrete tilt-up panels with an exposed aggregate finish and tinted glass ribbon fenestration. The roof is flat/low-sloped, covered with a built-up roofing system and mineral surface cap sheeting. The lobbies have 2-story atriums featuring central staircases and the interior finishes are considered commercial quality, consisting of textured and painted or wallpapered sheetrock, suspended acoustical ceiling and carpeted floor areas. The buildings are serviced by five elevators and parking is provided for 685 vehicles
(approximately three spaces per 1,000 sq. ft.).

SIGNIFICANT TENANTS. The property is 100% leased and occupied by the Los
Angeles County Department of Public Social Services and SANYO North America
Corporation.

LOS ANGELES COUNTY DEPARTMENT OF PUBLIC SOCIAL SERVICES ("DPSS") (164,500 sq.
ft. 71.0% NRA; 83.2% GPR; Los Angeles County general obligation bonds have an
S&P rating of "A+", and a Moody's rating of "Aa3"). DPSS's NNN lease expires on
November 30, 2010 and has one 5-year renewal option. The renewal option must be exercised 12 months prior to the expiration date of the lease and the rent due and payable during the option period is 95% of the then fair market value of the space. At any time after November 2008 the County of Los Angeles ("COLA")
is permitted to terminate the lease with 12 months notice to the borrower. The
DPSS administers programs that provide services to individuals and families in need. Among the programs and agencies that fall within the DPSS penumbra include: temporary financial assistance programs (CalWORKs, Food Stamps,
General Relief, Cash Assistance Program for Immigrants, Supplemental Society
Security Income Assistance Program), employment programs for low-income residents to promote self-sufficiency and independence (LA GAIN, GROW), free and low-cost health care programs and services (MediCal), and special programs and services (SoCal

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       66

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $33,750,000
                            CHATSWORTH BUSINESS PARK        DSCR:    1.31x
                                                            LTV:     74.01%
--------------------------------------------------------------------------------

WORKS, Emergency Management, Welfare Fraud Prevention and Investigation, Toy
Loan, Volunteer Services). These programs are designed to both alleviate hardship and promote family health, personal responsibility, and economic independence.

DPSS serves a county of over 9.8 million residents, larger in population than
42 states. With an annual budget of over $3 billion, the DPSS caseload is larger than any other jurisdiction except the States of California and New
York. DPSS has a budgeted workforce of more than 13,000 employees and serves the public at 63 local offices located throughout the county. Upon lease commencement in 2000, DPSS invested over $6.23 million ($37.87/sq. ft.) in improvements to their space and the borrower invested approximately $4.9 million in the space ($29.79/sq. ft.), which is incremental to the improvement allowance of $4.93 million ($29.97/sq. ft) provided by the borrower. DPSS uses the property space to administer its programs for the West Valley District.

SANYO NORTH AMERICA CORPORATION ("SNA") (67,270 sq. ft.; 29.0% of NRA; 16.8% of
GPR; rated "BBB" by S&P, "Baa1" by Moody's) was founded in 1961 as the corporate North American regional headquarters for its parent company, SANYO
Electric Co., Ltd. SNA's NNN lease expires on February 28, 2007 and has two five-year renewal options. The renewal option must be exercised nine months prior to the expiration date of the lease and the rent during due and payable the option period is 100% of the then fair market value of the space.
Incorporated in 1950, SANYO Electric Co., Ltd. manufactures a broad range of electronic products, communications equipment, home appliances, industrial and commercial equipment, electronic devices and batteries. SANYO's strategic business focus is on the digital & devices field and the environmental field.
The property serves as the headquarters of SANYO Fisher Company which facilitates the sales and marketing of SANYO and Fisher brand consumer and commercial products throughout the United States. Commercial products offered by SANYO Fisher Company include LCD projectors and accessories, security video equipment, and heating/air conditioning systems.

THE MARKET. The property is located within the San Fernando Valley market area of Los Angeles. As of the 4th quarter 2004, this market included 21.9 million
sq. ft. of office space and had an overall vacancy rate of 9.9%. The overall average asking lease rate for the San Fernando Valley office market was
$24.12/sq. ft. for full service/gross leases. The property is more specifically located within the Chatsworth sub-market which, as of the 4th quarter 2004, included 929,249 sq. ft. of office space that had an average vacancy rate of
14.2%. The higher vacancy rate in the Chatsworth sub-market is primarily due to several larger buildings where space has recently become available. The appraiser identified six area office properties deemed comparable to the property. The comparable properties had average rental rates ranging from
$12.84 to $18.00/sq. ft. on a NNN-equivalent basis. The rental rate paid by
DPSS is consistent with the market whereas SNA pays 45% to 61% below market.
The weighted average rental rate of $12.20/sq. ft. NNN for the property is approximately 4.98% below the low range of market rents. The following factors indicate a positive outlook for the office market in the Chatsworth area: (i)
the 2004 population within a three mile radius of the property was 133,396, a
13.3% increase over 1990, (ii) as of 2004 the average household income within a three-mile radius was $72,376, (iii) regional access to and from the neighborhood is excellent with several major freeways within easy reach and several public transportation systems serving the area include passenger trains and various bus lines and (iv) further office development in the immediate area is severely constrained due to the limited supply of land and the difficult, lengthy and expensive entitlement process. The only buildings proposed in the property's area are two buildings totaling 842,000 sq. ft. that are planned for the Warner Center. These buildings are not expected to compete with the property due to the higher rents they will need to charge tenants.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       67

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $33,750,000
                            CHATSWORTH BUSINESS PARK        DSCR:    1.31x
                                                            LTV:     74.01%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The property is managed by Triple Net Properties Realty,
Inc., an affiliate of the borrower.

CASH MANAGEMENT. The tenants of the property deposit rents directly into a lockbox account which funds are transferred into a borrower-controlled account until the occurrence of: (i) an event of default (as such term is defined in the loan documents), (ii) a Sanyo Trigger Event (as defined below) or (iii) a
COLA Trigger Event (as defined below) and then all cash shall be deposited into a lender controlled account (a "Lockbox Event"). Once a LockBox Event has occurred all excess cash shall be deposited into the rollover reserve and the funds collected shall be used in accordance with the loan documents. A "Sanyo
Trigger Event" shall occur if SNA does not, on or before May 28, 2006, extend the term of its lease on terms and conditions reasonably satisfactory to the lender. A "COLA Trigger Event" shall occur if either (i) DPSS does not, on or before November 30, 2009, extend the term of its lease on terms and conditions reasonably satisfactory to the lender or (ii) DPSS notifies the borrower that
DPSS intends to exercise its termination option under the lease.

ESCROWS. From the 13th payment date after the loan origination date the borrower will be required to make monthly deposits of $19,135 into the rollover reserve, provided that monthly deposits will not be required so long as (i) no default or event of default has occurred, (ii) Sanyo has extended its current lease on terms and conditions satisfactory to lender and Sanyo is occupying the premises, (iii) COLA is occupying the premises, paying rent and has not notified the borrower that it intends to vacate the premises on the lease termination date or exercise the termination option under its lease and (iv)
the balance in the rollover reserve is at least $1,250,000, provided that this amount will be reduced to $1,000,000 upon the extension of the Sanyo lease.

PARTIAL RELEASE. The sponsor has agreed with the City of Los Angeles to grant an easement extending along the southerly portion of the property site adjacent to Plummer Street in connection with the possible future building of a street/bridge. The easement area is expected to include approximately 1.21 acres of the property site and will extend a distance of approximately 933 feet west from Canoga Avenue. If the city decides to proceed with the building project, approximately 183 parking spaces will be lost, however, the property would continue to be in compliance with all parking requirements.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       68

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $33,750,000
                            CHATSWORTH BUSINESS PARK        DSCR:    1.31x
                                                            LTV:     74.01%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       69

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,400,000
                               JEFFERSON COMMONS            DSCR:    1.80x
                                                            LTV:     60.38%
--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       70

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,400,000
                               JEFFERSON COMMONS            DSCR:    1.80x
                                                            LTV:     60.38%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $31,400,000
  CUT-OFF PRINCIPAL BALANCE:    $31,400,000
  % BY INITIAL UPB:             1.67%
  INTEREST RATE:                5.1200%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           May 1, 2005
  MATURITY DATE:                April 1, 2012
  AMORTIZATION:                 Interest Only
  CALL PROTECTION:              Lockout for 24 months from
                                securitization
                                date, then defeasance is
                                permitted. On
                                and after February 1, 2012,
                                prepayment
                                can be made without penalty.
  SPONSOR:                      GMH Communities Trust, Gary M.
                                Holloway, and Vornado Realty
                                Trust.
  BORROWER:                     Sacramento Fourth Avenue
                                Associates,
                                LLC
  ADDITIONAL FINANCING:         None
  LOCKBOX:                      No
  INITIAL RESERVES:             Tax:               $46,500
                                Insurance:         $45,000
                                Immediate Repair:  $7,375
  MONTHLY RESERVES:             Tax:               $46,500
                                Insurance:         $7,500
                                Replacement:       $8,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
    CUT-OFF DATE BALANCE/UNIT:    $109,028
    CUT-OFF DATE BALANCE/BED:     $39,646
    BALLOON BALANCE/UNIT:         $109,028
    BALLOON BALANCE/BED:          $39,646
    LTV:                          60.38%
    BALLOON LTV:                  60.38%
    DSCR:                         1.80x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET/PORTFOLIO:       Single Asset
  PROPERTY TYPE:                Multifamily Student Housing
  COLLATERAL:                   Fee Simple
  LOCATION:                     Sacramento, CA
  YEAR BUILT / RENOVATED:       2004/NAP
  TOTAL UNITS:                  288 Units/792 Bedrooms
  PROPERTY MANAGEMENT:          College Park Management, LLC.
  OCCUPANCY (2/3/2005)1:        99.0%
  UNDERWRITTEN NET CASH FLOW:   $2,937,465
  APPRAISED VALUE:              $52,000,000
  APPRAISAL DATE:               December 13, 2004
--------------------------------------------------------------------------------

(1)   Occupancy based on beds.

--------------------------------------------------------------------------------------------------------------------
                                                 PROPERTY DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE RENT PER        MARKET RENT PER
                                                                               UNIT/PER              UNIT/PER BED/
                                  NUMBER OF                                 BED/PER SQ. FT.           PER SQ. FT.
           UNIT TYPE             UNITS/BEDS      SQUARE FEET PER UNIT     (PER MONTH)             (PER MONTH)(2)
--------------------------------------------------------------------------------------------------------------------

      1 Bed, 1 Bath                 36/36                478              $   899/$899/$1.88      $   900/$900/$1.88
      2 Bed, 2 Bath                90/180                767              $ 1,198/$599/$1.56      $ 1,200/$600/$1.56
      2 Bed, 2 Bath Shared          18/36                767              $ 1,596/$798/$2.08      $ 1,600/$800/$2.09
      3 Bed, 3 Bath                36/108                988              $ 1,707/$569/$1.73      $ 1,700/$567/$1.72
      4 Bed, 2 Bath                72/288               1,115             $ 2,096/$524/$1.88      $ 2,080/$520/$1.87
      4 Bed, 4 Bath                 18/72               1,244             $ 2,176/$544/$1.75      $ 2,180/$545/$1.75
      4 Bed, 4 Bath                 18/72               1,329             $ 2,256/$564/$1.70      $ 2,240/$560/$1.69
--------------------------------------------------------------------------------------------------------------------
      Total/Weighted Average       288/792               910              $ 1,601/$582/$1.76      $ 1,596/$581/$1.75
--------------------------------------------------------------------------------------------------------------------

      (2)   Market rents after appraiser adjustment of comparable properties for quality.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       71

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,400,000
                               JEFFERSON COMMONS            DSCR:    1.80x
                                                            LTV:     60.38%
--------------------------------------------------------------------------------

JEFFERSON COMMONS LOAN

THE LOAN. The Jefferson Commons loan is secured by a first mortgage on a Class
"A", 288 unit/792 bed, gated student housing multifamily property located in
Sacramento, California, approximately 1.5 miles from California State
University at Sacramento (CSU-Sacramento).

THE BORROWER. The borrower is a single purpose entity whose managing member has an independent director. Sponsors of the borrower are GMH COMMUNITIES TRUST,
GARY M. HOLLOWAY, and VORNADO REALTY TRUST.

GMH Communities Trust was formed in May 2004 to continue and expand upon the student and military housing businesses of its predecessor entities and other affiliated entities, collectively referred to as GMH Associates. Founded by
Gary M. Holloway, Sr. in 1985, GMH Associates principal business is the acquisition, development and management of commercial and residential real estate with a focus on student housing. GMH Communities Trust completed its initial public offering in November 2004 and sold an aggregate of 30,350,989 common shares at an IPO price of $12 per share.

According to the 10-K filed March 31, 2005, GMH Communities Trust owns 30 student housing properties, containing a total of 5,529 units with 19,085 beds which were reported to be 94.2% occupied as of year-end 2004 and has acquired an additional eight student housing properties, containing 1,607 units with
4,795 beds since December 31, 2004 through March 23, 2005. GMH manages all of the student housing properties it owns and provides management consulting services for 25 student housing properties GMH does not own. Additionally, GMH
Communities Trust has an ownership interest in and operates six privatized military housing projects aggregating 12,580 units. As of December 31, 2004, the debt-to-assets ratio was reported to be approximately 47.9% with their targeted ratio in the range of 45% to 60%.

Vornado Realty Trust is reported to be the fifth largest REIT with total market capitalization over $17 billion and is one of the largest owners and managers of commercial real estate in the United States with a portfolio of approximately 50.4 million square feet that was reported to be over 94%
occupied as of year-end 2004. The total debt-to-assets ratio was reported to be
35% for 2004.

THE PROPERTY. Jefferson Commons is Class "A", 288 unit/792 bed, gated multifamily property, that opened in the Fall 2004 school year with a student housing concentration located in Sacramento, (Sacramento County) California.
The property is located less than 1.5 miles from CSU-Sacramento. Situated on approximately 13 acres, amenities include a shuttle bus stop located at the property that provides transportation to CSU-Sacramento, a clubhouse with a leasing/management office, kitchen and computer/study rooms, a pool and spa, and basketball and volleyball courts. GMH reports that they are currently requiring 12-month leases with parental guarantees unless the tenant's income and credit does not warrant the guarantee.

According to the CSU-Sacramento website, enrollment for the 2004-2005 school year is 27,972 with the appraiser reporting the projected 2006 enrollment in excess of 31,000 students. The appraiser reported that the current on-campus rental market is 100% occupied and that admission officials at the university indicated to the appraiser that Jefferson Commons has provided relief to the demand for student housing in the area.

The property consists of eighteen three-story garden apartment buildings, containing one, two, three and four-bedroom units. The units are fully furnished units with nine foot ceiling heights, rented by the bedroom as student housing and each unit has an individual security system. Each unit's appliance package includes a refrigerator with top mounted freezer, dishwasher, microwave oven and a full size washer and dryer. The common area furnishings include a dining room table and chairs, couch, coffee table and end tables.
Monthly rental at Jefferson Commons includes cable and internet service.

THE MARKET. Jefferson Commons is located in the Station Block portion of the
65th Street/University Transit Village Plan. The Transit Village is presently a
49-acre portion of land located west of CSU-Sacramento and adjacent to Highway
50. US Highway 50 bisects the northern portion of the neighborhood and connects it to Interstate 80, providing convenient access to the San Francisco Bay area and east into Lake Tahoe and the State of Nevada. Additional forms of transportation include the Sacramento County Light Rail, located in the neighborhood and a bicycle tunnel located one-half mile from Jefferson Commons, used by pedestrians and cyclists for access to CSU-Sacramento University.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       72

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,400,000
                               JEFFERSON COMMONS            DSCR:    1.80x
                                                            LTV:     60.38%
--------------------------------------------------------------------------------

The appraiser reported that over the last two decades the Sacramento MSA has been characterized by rapid growth in population, jobs, residential and commercial construction and household incomes. The reported population for the
Sacramento MSA, as of January 2004, was approximately 1.8 million. The population of Sacramento County and the Sacramento MSA increased at an annual rate of 1.92% and 2.31%, respectively from 1999 to 2004 with the projected increase in population for the period 2004 to 2014 for Sacramento County and
Sacramento MSA expected to be 1.84% and 2.16%, respectively.

The appraiser reported approximately 85% of the housing units in Jefferson
Common's trade area were developed between 1960 and 1980 and while the supply of apartment communities in the local market that cater to student population is diverse, there are only five properties comparable to Jefferson Commons. As of February 2005, the occupancy (per bed) at Jefferson Commons was 99.0%. The appraiser reported the occupancy for Jefferson Common's peer group ranges from
95% to 98% as of December 2004 and that rental concessions were not prevalent in the market due to the strong occupancy rates.

PROPERTY MANAGEMENT. The property is managed by College Park Management, LLC, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS.  None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       73

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $31,400,000
                               JEFFERSON COMMONS            DSCR:    1.80x
                                                            LTV:     60.38%
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       74

                         $1,739,023,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C2

                     STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Banc of America Securities LLC, Deutsche Bank
Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc.
and Merrill Lynch & Co. (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering
Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon.
The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Banc of America Securities LLC, Deutsche Bank Securities Inc., Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch & Co. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement
Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       75